Exhibit 25.2
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY UNDER THE TRUST
INDENTURE ACT OF 1939 OF A CORPORATION
DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)
HSBC Bank USA, National Association
(Exact name of trustee as specified in its charter)

N/A	20-1177241
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)
452 Fifth Ave
New York, New York 1008-2706
(Address of principal executive offices)
(Zip Code)
Jamie Pratt, Managing Director
HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018-2706
Tel: (212) 525-6039
(Name, address and telephone number of agent for service)
OneMain Holdings, Inc.
OneMain Finance Corporation
(Exact name of obligor as specified in its charter)
N/A
(Translation of Registrant’s name into English)

Delaware (OneMain Holdings, Inc.)	27-3379612
Indiana (OneMain Finance Corporation)	35-0416090
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

601 N.W. Second Street	47708
Evansville, Indiana	(Zip Code)
(Address of principal executive offices)
Debt Securities
(Title of Indenture Securities)

General
Item 1. General Information.
Furnish the following information as to the trustee:
(a) Name and address of each examining or supervisory
authority to which it is subject.
Comptroller of the Currency, New York, NY.
Federal Deposit Insurance Corporation, Washington, D.C.
Board of Governors of the Federal Reserve System,
Washington, D.C.
(b) Whether it is authorized to exercise corporate trust powers.
Yes.
Item 2. Affiliations with Obligor.
If the obligor is an affiliate of the trustee, describe
each such affiliation.
None
Items 3-15.    Not Applicable.

Item 16. List of Exhibits
Exhibit

T1A(i)	(1)	Copy of the Articles of Association of HSBC Bank USA, National Association.

T1A(ii)	(1)	Certificate of the Comptroller of the Currency dated July 1, 2004 as to the authority of HSBC Bank USA, National Association to commence business.

T1A(iii)	(2)	Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)	(1)	Copy of the existing By-Laws of HSBC Bank USA, National Association.

T1A(v)		Not applicable.

T1A(vi)	(2)	Consent of HSBC Bank USA, National Association required by Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii)		Copy of the latest report of condition of the trustee (June 30, 2015), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)		Not applicable.

T1A(ix)		Not applicable.
(1)Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.
(2)Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-125197 and incorporated herein by reference thereto.

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 13th day of October, 2023.

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Fernando Acebedo
Fernando Acebedo
Associate Director

Board of Governors of the Federal Reserve System Federal Deposit Insurance Corporation Office of the Comptroller of the Currency
Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031

Institution Name	HSBC BANK USA, NATIONAL ASSOCIATION

City	TYSONS

State	VA

Zip Code	22102

Call Report Report Date	6/30/2023

Report Type	031

RSSD-ID	413208

FDIC Certificate Number	57890

OCC Charter Number	24522

ABA Routing Number	21001088

Last updated on	8/4/2023

Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031

Report at the close of business June 30, 2023	(20230630)
(RCON 9999)
This report is required by law: 12 U.S.C. §324 (State member banks); 12 U.S.C. §1817 (State non member banks); 12 U.S.C. §161 (National banks); and 12 U.S.C. §1464 (Savings associations).	Unless the context indicates otherwise, the term “bank” in this report form refers to both banks and savings associations.

NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with federal regulatory authority instructions.The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for state non member banks and three directors for state member banks, national banks, and savings associations.
I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief.
We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

Signature of Chief Financial Officer (or Equivalent)	Director (Trustee)

Date of Signature	Director (Trustee)

Director (Trustee)

Submission of Reports	FDIC Certificate Number 57890 (RSSD 9050)

Each bank must file its Reports of Condition and Income (Call Report) data by either:	To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.
(a) Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for datacollection (https://cdr.ffiec.gov/cdr/), or

The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount.
(b) Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data in to the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR.
HSBC BANK USA, NATIONAL ASSOCIATION
Legal Title of Bank (RSSD 9017)

For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (703) 774-3946, or by e-mail at CDR.Help@cdr.ffiec.gov.	TYSONS
City (RSSD 9130)
	VA	22102
	State Abbreviation (RSSD 9200)	Zip Code (RSSD 9220)

The estimated average burden associated with this information collection is 50.4 hours per respondent and is estimated to vary from 20 to 775 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503, and to one of the following: Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, NW, Washington, DC 20551; Legislative and Regulatory Analysis Division, Office of the Comptroller of the Currency, Washington, DC 20219; Assistant Executive Secretary, Federal Deposit Insurance Corporation, Washington, DC 20429.

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031
For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank.
Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency
Legend: NR - Not Reported, CONF - Confidential

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis(Form Type - 031)	59

Schedule RC-R Part I - Regulatory Capital Components and Ratios(Form Type - 031)	59

Schedule RC-R Part II - Risk-Weighted Assets(Form Type - 031)	68

Schedule RC-S - Servicing Securitization and Asset Sale Activities(Form Type - 031)	78

Schedule RC-T - Fiduciary and Related Services(Form Type - 031)	80

Schedule RC-V - Variable Interest Entities(Form Type - 031)	82

Optional Narrative Statement Concerning the Amounts Reported in the Consolidated Reports of Condition and Income(Form Type - 031)	83
For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank.
Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency
Legend: NR - Not Reported, CONF - Confidential

Contact Information for the Reports of Condition and Income
To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter, and (2) the person at the bank—other than the Chief Financial Officer (or equivalent)—to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter “none” for the contact’s e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent) Signing the Reports	Other Person to Whom Questions about the Reports Should be Directed

CONF	CONF
Name (TEXT C490)	Name (TEXT C495)

CONF	CONF
Title (TEXT C491)	Title (TEXT C496)

CONF	CONF
E-mail Address (TEXT C492)	E-mail Address (TEXT 4086)

CONF	CONF
Area Code / Phone Number / Extension (TEXT C493)	Area Code / Phone Number / Extension (TEXT 8902)

CONF	CONF
Area Code / FAX Number (TEXT C494)	Area Code / FAX Number (TEXT 9116)

Emergency Contact Information
This information is being requested so the Agencies can distribute critical, time-sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter “none” for the contact’s e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact	Secondary Contact

CONF	CONF
Name (TEXT C366)	Name (TEXT C371)

CONF	CONF
Title (TEXT C367)	Title (TEXT C372)

CONF	CONF
E-mail Address (TEXT C368)	E-mail Address (TEXT C373)

CONF	CONF
Area Code / Phone Number / Extension (TEXT C369)	Area Code / Phone Number / Extension (TEXT C374)

CONF	CONF
Area Code / FAX Number (TEXT C370)	Area Code / FAX Number (TEXT C375)
USA PATRIOT Act Section 314(a) Anti-Money Laundering
Contact Information
This information is being requested to identify points-of-contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti- money laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.).
Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public.

Primary Contact	Third Contact

CONF	CONF
Name (TEXT C437)	Name (TEXT C870)

CONF	CONF
Title (TEXT C438)	Title (TEXT C871)

CONF	CONF
E-mail Address (TEXT C439)	E-mail Address (TEXT C368)

CONF	CONF
Area Code / Phone Number / Extension (TEXT C440)	Area Code / Phone Number / Extension (TEXT C873)

Secondary Contact	Fourth Contact

CONF	CONF
Name (TEXT C442)	Name (TEXT C875)

CONF	CONF
Title (TEXT C443)	Title (TEXT C876)

CONF	CONF
E-mail Address (TEXT C444)	E-mail Address (TEXT C877)

CONF	CONF
Area Code / Phone Number / Extension (TEXT 8902)	Area Code / Phone Number / Extension (TEXT C878)

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	10
Bank Demographic Information(Form Type - 031)

Dollar amounts in thousands

1. Reporting date	RCON9999	20230630	1.
2. FDIC certificate number	RSSD9050	57890	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	Tysons	4.
5. State abbreviation	RSSD9200	VA	5.
6. Zip code	RSSD9220	22102	6.
7. Legal Entity Identifier (LEI) (Report only if your institution already has an LEI.)	RCON9224	Click here for value	7.
(RCON9224) 1IE8VN30JCEQV1H4R804
(RSSD9017) HSBC Bank USA N.A.
Contact Information(Form Type - 031)

Dollar amounts in thousands

1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.
4. Telephone	TEXTC440	CONF	4.a.4.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	11

Dollar amounts in thousands
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.
2. Title	TEXTC876	CONF	4.d.2.
3. E-mail Address	TEXTC877	CONF	4.d.3.
4. Telephone	TEXTC878	CONF	4.d.4.
5. Chief Executive Officer Contact Information			5.
a. Chief Executive Officer			5.a.
1. Name	TEXTFT42	CONF	5.a.1.
2. E-mail Address	TEXTFT44	CONF	5.a.2.
3. Telephone	TEXTFT43	CONF	5.a.3.
4. FAX	TEXTFT45	CONF	5.a.4.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	12
Schedule RI - Income Statement(Form Type - 031)
All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Dollar amounts in thousands

1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. In domestic offices:			1.a.1.
a. Loans secured by real estate:			1.a.1.a.
1. Loans secured by 1-4 family residential properties	RIAD4435	288,307	1.a.1.a.1.
2. All other loans secured by real estate	RIAD4436	232,351	1.a.1.a.2.
b. Loans to finance agricultural production and other loans to farmers	RIAD4024	1,316	1.a.1.b.
c. Commercial and industrial loans	RIAD4012	770,972	1.a.1.c.
d. Loans to individuals for household, family, and other personal expenditures:			1.a.1.d.
1. Credit cards	RIADB485	8,493	1.a.1.d.1.
2. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RIADB486	4,182	1.a.1.d.2.
e. Loans to foreign governments and official institutions	RIAD4056	486	1.a.1.e.
f. All other loans in domestic offices	RIADB487	299,751	1.a.1.f.
2. In foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4059	0	1.a.2.
3. Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))	RIAD4010	1,605,858	1.a.3.
b. Income from lease financing receivables	RIAD4065	0	1.b.
c. Interest income on balances due from depository institutions[1]	RIAD4115	538,429	1.c.
d. Interest and dividend income on securities:			1.d.
1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities).	RIADB488	280,510	1.d.1.
2. Mortgage-backed securities	RIADB489	380,448	1.d.2.
3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	30,737	1.d.3.
e. Interest income from trading assets	RIAD4069	111,231	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	285,791	1.f.
g. Other interest income	RIAD4518	35,779	1.g.
h. Total interest income (sum of items 1.a.(3) through 1.g)	RIAD4107	3,268,783	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Interest on deposits in domestic offices:			2.a.1.
a. Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	734,347	2.a.1.a.
b. Nontransaction accounts:			2.a.1.b.
1. Savings deposits (includes MMDAs)	RIAD0093	503,595	2.a.1.b.1.
2. Time deposits of $250,000 or less	RIADHK03	82,302	2.a.1.b.2.
3. Time deposits of more than $250,000	RIADHK04	440,720	2.a.1.b.3.
2. Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4172	97,597	2.a.2.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	86,908	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	61,647	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	45,782	2.d.
e. Total interest expense (sum of items 2.a through 2.d)	RIAD4073	2,052,898	2.e.
3. Net interest income (item 1.h minus 2.e)	RIAD4074	1,215,885	3.
4. Provision for loan and lease losses[1]	RIADJJ33	46,046	4.
5. Noninterest income:			5.
a. Income from fiduciary activities [2]	RIAD4070	43,274	5.a.
b. Service charges on deposit accounts in domestic offices	RIAD4080	81,985	5.b.

1.	Includes interest income on time certificates of deposit not held for trading.
1.	Institutions that have adopted ASU 2016-13 should report in item 4, the provisions for credit losses for all financial assets and off-balance-sheet credit exposures that fall within the scope of the standard.
2.	For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 22.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	13

Dollar amounts in thousands

c. Trading revenue[3]	RIADA220	451,667	5.c.
d. Income from securities-related and insurance activities:			5.d.
1. Fees and commissions from securities brokerage	RIADC886	99	5.d.1.
2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	12,579	5.d.2.
3. Fees and commissions from annuity sales	RIADC887	0	5.d.3.
4. Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.4.
5. Income from other insurance activities	RIADC387	0	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	5,354	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	-46,522	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	28	5.j.
k. Net gains (losses) on sales of other assets[4]	RIADB496	1,308	5.k.
l. Other noninterest income*	RIADB497	294,949	5.l.
m. Total noninterest income (sum of items 5.a through 5.l)	RIAD4079	844,721	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale debt securities	RIAD3196	-1,059	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	240,916	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	42,123	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	0	7.c.2.
d. Other noninterest expense *	RIAD4092	944,128	7.d.
e. Total noninterest expense (sum of items 7.a through 7.d)	RIAD4093	1,227,167	7.e.
8. Not available			8.
a. Income (loss) before change in net unrealized holding gains (losses) on equity securities not held for trading, applicable income taxes, and discontinued operations (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	RIADHT69	786,334	8.a.
b. Change in net unrealized holding gains (losses) on equity securities not held for trading[5]	RIADHT70	0	8.b.
c. Income (loss) before applicable income taxes and discontinued operations (sum of items 8.a and 8.b)	RIAD4301	786,334	8.c.
9. Applicable income taxes (on item 8.c)	RIAD4302	192,430	9.
10. Income (loss) before discontinued operations (item 8.c minus item 9)	RIAD4300	593,904	10.
11. Discontinued operations, net of applicable income taxes (Describe on Schedule RI-E - Explanations)*	RIADFT28	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	593,904	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	0	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	593,904	14.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	44	M.1.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets 2. Income from the sale and servicing of mutual funds and annuities in domestic offices (included in Schedule RI, item 8)	RIAD8431	89	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	67	M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	RIAD4150	1873	M.5.
6. Not applicable			M.6.

3.	For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.e.
4.	Exclude net gains (losses) on sales of trading assets and held-to-maturity and available-for-sale debt securities.
*.	Describe on Schedule RI-E—Explanations.
5.	Item 8.b is to be completed by all institutions. See the instructions this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	14

Dollar amounts in thousands
7. If the reporting institution has applied pushdown accounting this calendar year, report the date of the institution's acquisition (see instructions)[2]	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c):			M.8.
Memorandum items 8.a through 8.e are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.	RIAD8757	10,686	M.8.a.
a. Interest rate exposures
b. Foreign exchange exposures	RIAD8758	133,005	M.8.b.
c. Equity security and index exposures	RIAD8759	137,674	M.8.c.
d. Commodity and other exposures	RIAD8760	148,982	M.8.d.
e. Credit exposures	RIADF186	21,320	M.8.e.
Memorandum items 8.f through 8.h are to be completed by banks with $100 billion or more in total assets that are required to complete Schedule RI, Memorandum items 8.a through 8.e, above.			M.8.f.
f. Impact on trading revenue of changes in the creditworthiness of the bank's derivatives counterparties on the bank's derivative assets (year-to-date changes) (included in Memorandum items 8.a through 8.e above):

1. Gross credit valuation adjustment (CVA)	RIADFT36	-571	M.8.f.1.
2. CVA hedge	RIADFT37	-426	M.8.f.2.
g. Impact on trading revenue of changes in the creditworthiness of the bank on the bank's derivative liabilities (year-to-date changes) (included in Memorandum items 8.a through 8.e above):			M.8.g.
1. Gross debit valuation adjustment (DVA)	RIADFT38	-4,714	M.8.g.1.
2. DVA hedge	RIADFT39	0	M.8.g.2.
h. Gross trading revenue, before including positive or negative net CVA and net DVA	RIADFT40	457,378	M.8.h.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	-23,590	M.9.b.
10. Credit losses on derivatives (see instructions)	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.
Memorandum item 12 is to be completed by banks that are required to complete Schedule RC-C, Part I, Memorandum items 8.b and 8.c and is to be completed semiannually in the June and December reports only.
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a)(1))
	RIADF228	NR	M.12.
Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:
			M.13.
a. Net gains (losses) on assets	RIADF551	10,797	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	0	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	-100,718	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	0	M.13.b.1.
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities [2]	RIADJ321	NR	M.14.
Memorandum item 15 is to be completed by institutions with $1 billion or more in total assets that answered "Yes" to Schedule RC-E, Part I, Memorandum item 5.			M.15.
15. Components of service charges on deposit accounts in domestic offices (sum of Memorandum items 15.a through 15.d must equal Schedule RI, item 5.b):
a. Consumer overdraft-related service charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH032	0	M.15.a.
b. Consumer account periodic maintenance charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH033	2,418	M.15.b.
c. Consumer customer automated teller machine (ATM) fees levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH034	0	M.15.c.
d. All other service charges on deposit accounts	RIADH035	79,567	M.15.d.

2.	Report the date in YYYYMMDD format. For example, a bank acquired on March 1, 2023, would report 20230301.
2.	Memorandum item 14 is to be completed only by institutions that have not adopted ASU 2016-13.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	15
Schedule RI-A - Changes in Bank Equity Capital(Form Type - 031)

Dollar amounts in thousands
1. Total bank equity capital most recently reported for the December 31, 2022, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	15,885,716	1.
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors*	RIADB507	0	2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	RIADB508	15,885,716	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	593,904	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	0	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. LESS: Cash dividends declared on preferred stock	RIAD4470	66,371	8.
9. LESS: Cash dividends declared on common stock	RIAD4460	1,000,000	9.
10. Other comprehensive income[1]	RIADB511	185,517	10.
11. Other transactions with stockholders (including a parent holding company) (not included in items 5, 6, 8, or 9 above)*	RIAD4415	-4,859	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	15,593,907	12.

*.	Describe on Schedule RI-E—Explanations
1.	Includes, but is not limited to, changes in net unrealized holding gains (losses) on available-for-sale debt securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and pension and other postretirement plan-related changes other than net periodic benefit cost.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	16
Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases(Form Type 031)
Part I includes charge-offs and recoveries through the allocated transfer risk reserve.

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans in domestic offices:					1.a.
1. 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.1.
2. Other construction loans and all land development and other land loans	RIADC893	0	RIADC894	0	1.a.2.
b. Secured by farmland in domestic offices	RIAD3584	0	RIAD3585	0	1.b.
c. Secured by 1-4 family residential properties in domestic offices:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	548	RIAD5412	993	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RIADC234	3,857	RIADC217	1,782	1.c.2.a.
b. Secured by junior liens	RIADC235	157	RIADC218	133	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties in domestic offices	RIAD3588	0	RIAD3589	18	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	0	RIADC896	0	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RIADC897	4	RIADC898	0	1.e.2.
f. In foreign offices	RIADB512	0	RIADB513	0	1.f.
2. Not applicable					2.
3. Loans to finance agricultural production and other loans to farmers	RIAD4655	0	RIAD4665	0	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RIAD4645	6,042	RIAD4617	1,719	4.a.
b. To non-U.S. addressees (domicile)	RIAD4646	0	RIAD4618	0	4.b.
5. Loans to individuals for household, family, and other personal expenditures:					5.
a. Credit cards	RIADB514	3,784	RIADB515	2,066	5.a.
b. Automobile loans	RIADK129	0	RIADK133	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RIADK205	1,079	RIADK206	112	5.c.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans	RIAD4644	0	RIAD4628	56	7.
8. Lease financing receivables:					8.
a. Leases to individuals for household, family, and other personal expenditures	RIADF185	0	RIADF187	0	8.a.
b. All other leases	RIADC880	0	RIADF188	0	8.b.
9. Total (sum of items 1 through 8)	RIAD4635	15,471	RIAD4605	6,879	9.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.
2. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.
3. Not applicable					M.3.

Dollar amounts in thousands
Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.	RIADC388	NR	M.4.
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)[2]

2.	Institutions that have adopted ASU 2016-13 should report in Memorandum item 4 uncollectible retail credit card fees and finance charges reversed against income (i.e. not included in charge-offs against the allowance for credit losses on loans and leases).

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	17
Schedule RI-B Part II - Changes in Allowances for Credit Losses(Form Type - 031)

Dollar amounts in thousands	(Column A) Loans and Leases Held for Investment		(Column B) Held-to-maturity Debt Securities		(Column C) Available-for-sale Debt Securities
1. Balance most recently reported for the December 31, 2022, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	570,526	RIADJH88	23	RIADJH94	418	1.
2. Recoveries (column A must equal Part I, item 9, column B, above)	RIAD4605	6,879	RIADJH89	0	RIADJH95	0	2.
3. LESS: Charge-offs (column A must equal Part I, item 9, column A, above less Schedule RI-B, Part II, item 4, column A)	RIADC079	15,471	RIADJH92	0	RIADJH98	0	3.
4. LESS: Write-downs arising from transfers of financial assets[3]	RIAD5523	0	RIADJJ00	0	RIADJJ01	0	4.
5. Provisions for credit losses[4]	RIAD4230	17,193	RIADJH90	38	RIADJH96	-101	5.
6. Adjustments* (see instructions for this schedule)*	RIADC233	507	RIADJH91	0	RIADJH97	0	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (column A must equal Schedule RC, item 4.c)	RIAD3123	579,634	RIADJH93	61	RIADJH99	317	7.

Dollar amounts in thousands
1. Allocated transfer risk reserve included in Schedule RI-B, Part II, item 7, column A, above	RIADC435	0	M.1.
Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.
	RIADC389	NR	M.2.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges[1]	RIADC390	NR	M.3.
4. Amount of allowance for post-acquisition credit losses on purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, Part II, item 7, column A,  above)[2]
	RIADC781	NR	M.4.
5. Provisions for credit losses on other financial assets measured at amortized cost (not included in item 5, above)[3]	RIADJJ02	0	M.5.
6. Allowance for credit losses on other financial assets measured at amortized cost (not included in item 7, above)[3]	RCFDJJ03	79	M.6.
7. Provisions for credit losses on off-balance-sheet credit exposures[3]	RIADMG93	28,916	M.7.
8. Estimated amount of expected recoveries of amounts previously written off included within the allowance for credit losses on loans and leases held for investment (included in item 7, column A, "Balance end of current period," above)[3]	RIADMG94	39,756	M.8.

3.	Institutions that have not yet adopted ASU 2016-13 should report write-downs arising from transfers of loans to a held-for-sale account in item 4, column A.
4.	Institutions that have not yet adopted ASU 2016-13 should report the provision for loan and lease losses in item 5, column A and the amount reported must equal Schedule RI, item 4.
*.	Describe on Schedule RI-E - Explanations.
1.	Institutions that have adopted ASU 2016-13 should report in Memorandum item 3 the amount of allowance for credit losses on loans and leases attributable to retail credit card fees and finance charges.
2.	Memorandum item 4 is to be completed only by institutions that have not yet adopted ASU 2016-13.
3.	Memorandum items 5, 6, 7, and 8 are to be completed only by institutions that have adopted ASU 2016-13.
3.	Memorandum items 5, 6, 7, and 8 are to be completed only by institutions that have adopted ASU 2016-13.
3.	Memorandum items 5, 6, 7, and 8 are to be completed only by institutions that have adopted ASU 2016-13.
3.	Memorandum items 5, 6, 7, and 8 are to be completed only by institutions that have adopted ASU 2016-13.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	18
Schedule RI-C Part I - Disaggregated Data on the Allowance for Loan and Lease Losses(Form Type - 031)
Schedule RI-C is to be completed by institutions with $1 billion or more in total assets.

Dollar amounts in thousands	(Column A) Recorded Investment: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)	(Column B) Allowance Balance: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)	(Column C) Recorded Investment: Collectively Evaluated for Impairment (ASC 450-20)	(Column D) Allowance Balance: Collectively Evaluated for Impairment (ASC 450-20)	(Column E) Recorded Investment: Purchased Credit-Impaired Loans (ASC 310-30)	(Column F) Allowance Balance: Purchased Credit-Impaired Loans (ASC 310-30)
1. Real estate loans:							1.
	RCFDM708	RCFDM709	RCFDM710	RCFDM711	RCFDM712	RCFDM713	1.a.
a. Construction loans	NR	NR	NR	NR	NR	NR
	RCFDM714	RCFDM715	RCFDM716	RCFDM717	RCFDM719	RCFDM720	1.b.
b. Commercial real estate loans	NR	NR	NR	NR	NR	NR
	RCFDM721	RCFDM722	RCFDM723	RCFDM724	RCFDM725	RCFDM726	1.c.
c. Residential real estate loans	NR	NR	NR	NR	NR	NR
	RCFDM727	RCFDM728	RCFDM729	RCFDM730	RCFDM731	RCFDM732	2.
2. Commercial loans[3]	NR	NR	NR	NR	NR	NR
	RCFDM733	RCFDM734	RCFDM735	RCFDM736	RCFDM737	RCFDM738	3.
3. Credit cards	NR	NR	NR	NR	NR	NR
	RCFDM739	RCFDM740	RCFDM741	RCFDM742	RCFDM743	RCFDM744	4.
4. Other consumer loans	NR	NR	NR	NR	NR	NR
				RCFDM745			5.
5. Unallocated, if any				NR
	RCFDM746	RCFDM747	RCFDM748	RCFDM749	RCFDM750	RCFDM751	6.
6. Total (for each column, sum of items 1.a through 5)[4]	NR	NR	NR	NR	NR	NR

3.	Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in items 1, 3, or 4 of Schedule RI-C.
4.	The sum of item 6, columns B, D, and F, must equal Schedule RC, item 4.c. Item 6, column E, must equal Schedule RC-C, Part I, Memorandum item 7.b. Item 6, column F, must equal Schedule RI-B, Part II, Memorandum item 4.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	19
Schedule RI-C Part II - Disaggregated Data on the Allowances for Credit Losses(Form Type - 031)

Dollar amounts in thousands	(Column A) Amortized Cost		(Column B) Allowance Balance
1. Real estate loans:					1.
a. Construction loans	RCFDJJ04	943,348	RCFDJJ12	20,998	1.a.
b. Commercial real estate loans	RCFDJJ05	4,972,504	RCFDJJ13	125,104	1.b.
c. Residential real estate loans	RCFDJJ06	17,816,884	RCFDJJ14	-5,815	1.c.
2. Commercial loans	RCFDJJ07	32,139,871	RCFDJJ15	421,662	2.
3. Credit cards	RCFDJJ08	196,738	RCFDJJ16	15,181	3.
4. Other consumer loans	RCFDJJ09	102,479	RCFDJJ17	2,505	4.
5. Unallocated, if any			RCFDJJ18	0	5.
6. Total (sum of items 1.a. through 5)[4]	RCFDJJ11	56,171,824	RCFDJJ19	579,635	6.

Dollar amounts in thousands
7. Securities issued by states and political subdivisions in the U.S	RCFDJJ20	50	7.
8. Mortgage-backed securities (MBS) (including CMOs, REMICs, and stripped MBS)	RCFDJJ21	10	8.
9. Asset-backed securities and structured financial products	RCFDJJ23	0	9.
10. Other debt securities	RCFDJJ24	0	10.
11. Total (sum of items 7 through 10)[5]	RCFDJJ25	60	11.
Schedule RI-D - Income from Foreign Offices(Form Type - 031)
For all banks with foreign offices (including Edge or Agreement subsidiaries and IBFs) and total foreign office assets of $10 billion or more where foreign office revenues, assets, or net income exceed 10 percent of consolidated total revenues, total assets, or net income.

Dollar amounts in thousands
1. Total interest income in foreign offices	RIADC899	0	1.
2. Total interest expense in foreign offices	RIADC900	0	2.
3. Provision for loan and lease losses in foreign offices[1]	RIADKW02	0	3.
4. Noninterest income in foreign offices:			4.
a. Trading revenue	RIADC902	0	4.a.
b. Investment banking, advisory, brokerage, and underwriting fees and commissions	RIADC903	0	4.b.
c. Net securitization income	RIADC904	0	4.c.
d. Other noninterest income	RIADC905	0	4.d.
5. Realized gains (losses) on held-to-maturity and available-for-sale debt securities and change in net unrealized holding gains (losses) on equity securities not held for trading in foreign offices	RIADJA28	0	5.
6. Total noninterest expense in foreign offices	RIADC907	0	6.
7. Adjustments to pretax income in foreign offices for internal allocations to foreign offices to reflect the effects of equity capital on overall bank funding costs	RIADC908	0	7.
8. Applicable income taxes (on items 1 through 7)	RIADC909	0	8.
9. Discontinued operations, net of applicable income taxes, in foreign offices	RIADGW64	0	9.
10. Net income attributable to foreign offices before internal allocations of income and expense (item 1 plus or minus items 2 through 9)	RIADC911	0	10.
11. Not applicable			11.
12. Eliminations arising from the consolidation of foreign offices with domestic offices	RIADC913	0	12.
13. Consolidated net income attributable to foreign offices (sum of items 10 and 12)	RIADC914	0	13.

3.	Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in item 1, 3, or 4 of Schedule RI-C, Part II.
4.	Item 6, column B must equal schedule RC, item 4.c.
5.	Item 11 must equal Schedule RI-B, Part II, item 7, column B.
1.	Institutions that have adopted ASU 2016-13 should report the provisions for credit losses in foreign offices for all financial assets and off-balance-sheet credit exposures that fall within the scope of the standard in item 3.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	20
Schedule RI-E - Explanations (Form Type - 031)
Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.
Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

Dollar amounts in thousands
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 5.l:			1.
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	0	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Bank card and credit card interchange fees	RIADF555	27,985	1.f.
g. Income and fees from wire transfers	RIADT047	63,460	1.g.
h. Disclose component and the dollar amount of that component:			1.h.
1. Describe component	TEXT4461	Click here for value	1.h.1.
2. Amount of component	RIAD4461	87,283	1.h.2.
i. Disclose component and the dollar amount of that component:			1.i.
1. Describe component	TEXT4462	Click here for value	1.i.1.
2. Amount of component	RIAD4462	69,008	1.i.2.
j. Disclose component and the dollar amount of that component:			1.j.
1. Describe component	TEXT4463	Click here for value	1.j.1.
2. Amount of component	RIAD4463	40,475	1.j.2.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 7.d:			2.
a. Data processing expenses	RIADC017	0	2.a.
b. Advertising and marketing expenses	RIAD0497	0	2.b.
c. Directors' fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	0	2.e.
f. Legal fees and expenses	RIAD4141	0	2.f.
g. FDIC deposit insurance assessments	RIAD4146	CONF	2.g.
h. Accounting and auditing expenses	RIADF556	0	2.h.
i. Consulting and advisory expenses	RIADF557	0	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	0	2.k.
l. Other real estate owned expenses	RIADY923	0	2.l.
m. Insurance expenses (not included in employee expenses, premises and fixed asset expenses, and other real estate owned expenses)	RIADY924	0	2.m.
n. Disclose component and the dollar amount of that component:			2.n.
1. Describe component	TEXT4464	Click here for value	2.n.1.
2. Amount of component	RIAD4464	799,539	2.n.2.
o. Disclose component and the dollar amount of that component:			2.o.
1. Describe component	TEXT4467	NR	2.o.1.
2. Amount of component	RIAD4467	0	2.o.2.
p. Disclose component and the dollar amount of that component:			2.p.
1. Describe component	TEXT4468	NR	2.p.1.
2. Amount of component	RIAD4468	0	2.p.2.
3. Discontinued operations and applicable income tax effect (from Schedule RI, item 11) (itemize and describe each discontinued operation):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXTFT29	NR	3.a.1.
2. Amount of component	RIADFT29	0	3.a.2.
3. Applicable income tax effect	RIADFT30	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.
1. Describe component	TEXTFT31	NR	3.b.1.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	21

Dollar amounts in thousands
2. Amount of component	RIADFT31	0	3.b.2.
3. Applicable income tax effect	RIADFT32	0	3.b.3.
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):			4.
a. Effect of adoption of Current Expected Credit Losses Methodology - ASU 2016-13[1]	RIADJJ26	NR	4.a.
b. Not applicable			4.b.
c. Disclose component and the dollar amount of that component:			4.c.
1. Describe component	TEXTB526	NR	4.c.1.
2. Amount of component	RIADB526	0	4.c.2.
d. Disclose component and the dollar amount of that component:			4.d.
1. Describe component	TEXTB527	NR	4.d.1.
2. Amount of component	RIADB527	0	4.d.2.
5. Other transactions with stockholders (including a parent holding company) (from Schedule RI-A, item 11) (itemize and describe all such transactions):			5.
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498	Click here for value	5.a.1.
2. Amount of component	RIAD4498	-4,859	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.
1. Describe component	TEXT4499	NR	5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowances for credit losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):[3]			6.
a. Initial allowances for credit losses recognized upon the acquisition of purchased credit-deteriorated assets on or after the effective date of ASU 2016-13[1]	RIADJJ27	0	6.a.
b. Effect of adoption of current expected credit losses methodology on allowances for credit losses[1]	RIADJJ28	NR	6.b.
c. Disclose component and the dollar amount of that component:			6.c.
1. Describe component	TEXT4521	Click here for value	6.c.1.
2. Amount of component	RIAD4521	508	6.c.2.
d. Disclose component and the dollar amount of that component:			6.d.
1. Describe component	TEXT4522	NR	6.d.1.
2. Amount of component	RIAD4522	0	6.d.2.
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):			7.
a. Comments?	RIAD4769	Yes	7.a.
b. Other explanations	TEXT4769	Click here for value	7.b.
(TEXT4461) Income from Affiliates
(TEXT4462) Commitment facility line fees
(TEXT4463) Fee income syndication fees
(TEXT4464) Operating expenses paid to Affiliates
(TEXT4498) Employee Benefit Plan

1.	Only institutions that have adopted ASU 2016-13 should report amounts in items 4.a, 6.a and 6.b, if applicable.
3.	Institutions that have not adopted ASU 2016-13 should report the allowance for loan and lease losses in item 6, where applicable.
1.	Only institutions that have adopted ASU 2016-13 should report amounts in items 4.a, 6.a and 6.b, if applicable.
1.	Only institutions that have adopted ASU 2016-13 should report amounts in items 4.a, 6.a and 6.b, if applicable.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	22
(TEXT4521) Foreign Currency Translation
(TEXT4769) Fee income on letters of credit $42,228, NI frm Fin Inst Dsign at FVTPL -$26,786, Net gain on credit derivatives that economically hedge credit exposures held outside the trading account -$23,590.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	23
Schedule RC - Balance Sheet(Form Type - 031)
All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Dollar amounts in thousands
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin[1]	RCFD0081	831,441	1.a.
b. Interest-bearing balances[2]	RCFD0071	29,420,918	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)[3]	RCFDJJ34	13,427,823	2.a.
b. Available-for-sale debt securities (from Schedule RC-B, column D)	RCFD1773	26,258,666	2.b.
c. Equity securities with readily determinable fair values not held for trading[4]	RCFDJA22	118,723	2.c.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold in domestic offices	RCONB987	0	3.a.
b. Securities purchased under agreements to resell[5]	RCFDB989	12,518,812	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCFD5369	894,735	4.a.
b. Loans and leases held for investment	RCFDB528	56,188,946	4.b.
c. LESS: Allowance for loan and lease losses[7]	RCFD3123	579,634	4.c.
d. Loans and leases held for investment, net of allowance (item 4.b minus 4.c)	RCFDB529	55,609,312	4.d.
5. Trading assets (from Schedule RC-D)	RCFD3545	19,489,097	5.
6. Premises and fixed assets (including capitalized leases)	RCFD2145	157,840	6.
7. Other real estate owned (from Schedule RC-M)	RCFD2150	1,611	7.
8. Investments in unconsolidated subsidiaries and associated companies	RCFD2130	8,306	8.
9. Direct and indirect investments in real estate ventures	RCFD3656	0	9.
10. Intangible assets (from Schedule RC-M)	RCFD2143	479,019	10.
11. Other assets (from Schedule RC-F)[6]	RCFD2160	5,988,365	11.
12. Total assets (sum of items 1 through 11)	RCFD2170	165,204,668	12.
13. Deposits:			13.
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)	RCON2200	131,839,415	13.a.
1. Noninterest-bearing[8]	RCON6631	31,375,233	13.a.1.
2. Interest-bearing	RCON6636	100,464,182	13.a.2.
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)	RCFN2200	6,365,926	13.b.
1. Noninterest-bearing	RCFN6631	0	13.b.1.
2. Interest-bearing	RCFN6636	6,365,926	13.b.2.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased in domestic offices[9]	RCONB993	1,310,000	14.a.
b. Securities sold under agreements to repurchase[10]	RCFDB995	202	14.b.
15. Trading liabilities (from Schedule RC-D)	RCFD3548	2,699,856	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCFD3190	2,860,718	16.
17. Not applicable			17.
18. Not applicable			18.
19. Subordinated notes and debentures[1]	RCFD3200	1,422,793	19.

1.	Includes cash items in process of collection and unposted debits.
2.	Includes time certificates of deposit not held for trading.
3.	Institutions that have adopted ASU 2016-13 should report in item 2.a, amounts net of any applicable allowance for credit losses, and should equal to Schedule RC-B, item 8, column A less Schedule RI-B, Part II, item 7, column B.
4.	Item 2.c is to be completed by all institutions. See the instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities.
5.	Includes all securities resale agreements, regardless of maturity.
7.	Institutions that have adopted ASU 2016-13 should report in item 4.c the allowance for credit losses on loans and leases.
6.	Institutions that have adopted ASU 2016-13 should report in items 3.b and 11 amounts net of any applicable allowance for credit losses.
8.	Includes noninterest-bearing demand, time, and savings deposits.
9.	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
10.	Includes all securities repurchase agreements, regardless of maturity.
1.	Includes limited-life preferred stock and related surplus.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	24

Dollar amounts in thousands
20. Other liabilities (from Schedule RC-G)	RCFD2930	3,111,851	20.
21. Total liabilities (sum of items 13 through 20)	RCFD2948	149,610,761	21.
22. Not applicable			22.
23. Perpetual preferred stock and related surplus	RCFD3838	1,500,000	23.
24. Common stock	RCFD3230	2,001	24.
25. Surplus (exclude all surplus related to preferred stock)	RCFD3839	13,030,551	25.
26. Not available			26.
a. Retained earnings	RCFD3632	3,457,825	26.a.
b. Accumulated other comprehensive income[2]	RCFDB530	-2,396,470	26.b.
c. Other equity capital components[3]	RCFDA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCFD3210	15,593,907	27.a.
b. Noncontrolling (minority) interests in consolidated subsidiaries	RCFD3000	0	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCFDG105	15,593,907	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCFD3300	165,204,668	29.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2022	RCFD6724	NR	M.1.
2. Bank's fiscal year-end date (report the date in MMDD format)	RCON8678	NR	M.2.
Schedule RC-A - Cash and Balances Due From Depository Institutions(Form Type 031)
Exclude assets held for trading.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices
1. Cash items in process of collection, unposted debits, and currency and coin	RCFD0022	428,911			1.
a. Cash items in process of collection and unposted debits			RCON0020	235,185	1.a.
b. Currency and coin			RCON0080	193,725	1.b.
2. Balances due from depository institutions in the U.S	RCFD0082	132,493	RCON0082	132,493	2.
3. Balances due from banks in foreign countries and foreign central banks	RCFD0070	467,584	RCON0070	467,457	3.
4. Balances due from Federal Reserve Banks	RCFD0090	29,223,371	RCON0090	29,223,371	4.
5. Total	RCFD0010	30,252,359	RCON0010	30,252,231	5.

2.	Includes, but is not limited to, net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and accumulated defined benefit pension and other postretirement plan adjustments.
3.	Includes treasury stock and unearned Employee Stock Ownership Plan shares.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	25
Schedule RC-B - Securities(Form Type - 031)
Exclude assets held for trading.

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost		(Column B) Held-to-maturity Fair Value		(Column C) Available-for-sale Amortized Cost		(Column D) Available-for-sale Fair Value
	RCFD0211	1,896,692	RCFD0213	1,859,193	RCFD1286	7,369,710	RCFD1287	7,219,116	1.
1. U.S. Treasury securities
2. U.S. Government agency and sponsored agency obligations (exclude mortgage-backed securities)[1]	RCFDHT50	0	RCFDHT51	0	RCFDHT52	1,950,120	RCFDHT53	1,893,258	2.
3. Securities issued by states and political subdivisions in the U.S	RCFD8496	3,798	RCFD8497	3,775	RCFD8498	0	RCFD8499	0	3.
4. Mortgage-backed securities (MBS):									4.
a. Residential mortgage pass-through securities:									4.a.
1. Guaranteed by GNMA	RCFDG300	8,216,658	RCFDG301	7,965,410	RCFDG302	7,172,499	RCFDG303	6,452,659	4.a.1.
2. Issued by FNMA and FHLMC	RCFDG304	404,286	RCFDG305	375,413	RCFDG306	4,661,117	RCFDG307	3,833,543	4.a.2.
3. Other pass-through securities	RCFDG308	0	RCFDG309	0	RCFDG310	55	RCFDG311	55	4.a.3.
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):									4.b.
1. Issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDG312	1,946,219	RCFDG313	1,777,114	RCFDG314	4,396,369	RCFDG315	3,539,484	4.b.1.
2. Collateralized by MBS issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDG316	0	RCFDG317	0	RCFDG318	0	RCFDG319	0	4.b.2.
3. All other residential MBS	RCFDG320	629	RCFDG321	638	RCFDG322	0	RCFDG323	0	4.b.3.
c. Commercial MBS:									4.c.
1. Commercial mortgage pass-through securities:									4.c.1.
a. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCFDK142	699,325	RCFDK143	647,205	RCFDK144	1,635,775	RCFDK145	1,481,226	4.c.1.a.
b. Other pass-through securities	RCFDK146	0	RCFDK147	0	RCFDK148	0	RCFDK149	0	4.c.1.b.
2. Other commercial MBS:									4.c.2.
a. Issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDK150	260,276	RCFDK151	242,726	RCFDK152	101,592	RCFDK153	84,359	4.c.2.a.
b. All other commercial MBS	RCFDK154	0	RCFDK155	0	RCFDK156	0	RCFDK157	0	4.c.2.b.
5. Asset-backed securities and structured financial products:									5.
a. Asset-backed securities (ABS)	RCFDC026	0	RCFDC988	0	RCFDC989	118,090	RCFDC027	104,753	5.a.
b. Structured financial products	RCFDHT58	0	RCFDHT59	0	RCFDHT60	0	RCFDHT61	0	5.b.
6. Other debt securities:									6.
a. Other domestic debt securities	RCFD1737	0	RCFD1738	0	RCFD1739	0	RCFD1741	0	6.a.
b. Other foreign debt securities	RCFD1742	0	RCFD1743	0	RCFD1744	1,655,378	RCFD1746	1,650,213	6.b.
7. Unallocated portfolio layer fair value hedge basis adjustments...					RCFDMG95	NR			7.
8. Total (sum of items 1 through 7)[2]	RCFD1754	13,427,883	RCFD1771	12,871,474	RCFD1772	29,060,705	RCFD1773	26,258,666	8.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	26

Dollar amounts in thousands
1. Pledged securities[1]	RCFD0416	4,075,608	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):[1]			M.2.
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:[2]
			M.2.a.
1. Three months or less	RCFDA549	946,475	M.2.a.1.
2. Over three months through 12 months	RCFDA550	322,430	M.2.a.2.
3. Over one year through three years	RCFDA551	3,462,198	M.2.a.3.
4. Over three years through five years	RCFDA552	3,330,198	M.2.a.4.
5. Over five years through 15 years	RCFDA553	4,050,979	M.2.a.5.
6. Over 15 years	RCFDA554	2,836,101	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:[2]			M.2.b.
1. Three months or less	RCFDA555	4	M.2.b.1.
2. Over three months through 12 months	RCFDA556	662	M.2.b.2.
3. Over one year through three years	RCFDA557	1,248	M.2.b.3.
4. Over three years through five years	RCFDA558	4,461	M.2.b.4.
5. Over five years through 15 years	RCFDA559	854,129	M.2.b.5.
6. Over 15 years	RCFDA560	18,046,697	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:[5]			M.2.c.
1. Three years or less	RCFDA561	394,382	M.2.c.1.
2. Over three years	RCFDA562	5,436,585	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCFDA248	1,269,571	M.2.d.
Memorandum item 3 is to be completed semiannually in the June and December reports only. 3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCFD1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCFD8782	0	M.4.a.
b. Fair value	RCFD8783	0	M.4.b.

1.
Includes Small Business Administration "Guaranteed Loan Pool Certificates"; U.S. Maritime Administration obligations; Export-Import Bank participation certificates; and obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

1.
U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

1.
U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

2.	For institutions that have adopted ASU 2016-13, the total reported in column A must equal Schedule RC, item 2.a, plus Schedule RI-B, Part II, item 7, column B. For institutions that have not adopted ASU 2016-13, the total reported in column A must equal Schedule RC, item 2.a. For all institutions, the total reported in column D must equal Schedule RC, item 2.b.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	27

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost		(Column B) Held-to-maturity Fair Value		(Column C) Available-for-sale Amortized Cost		(Column D) Available-for-sale Fair Value
Memorandum items 5.a through 5.f and 6.a through 6.g are to be completed by banks with $10 billion or more in total assets.									M.5.
5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):[1]
a. Credit card receivables	RCFDB838	0	RCFDB839	0	RCFDB840	0	RCFDB841	0	M.5.a.
b. Home equity lines	RCFDB842	0	RCFDB843	0	RCFDB844	14,163	RCFDB845	12,879	M.5.b.
c. Automobile loans	RCFDB846	0	RCFDB847	0	RCFDB848	0	RCFDB849	0	M.5.c.
d. Other consumer loans	RCFDB850	0	RCFDB851	0	RCFDB852	0	RCFDB853	0	M.5.d.
e. Commercial and industrial loans	RCFDB854	0	RCFDB855	0	RCFDB856	0	RCFDB857	0	M.5.e.
f. Other	RCFDB858	0	RCFDB859	0	RCFDB860	103,927	RCFDB861	91,874	M.5.f.
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B item 5.b):									M.6.
a. Trust preferred securities issued by financial institutions	RCFDG348	0	RCFDG349	0	RCFDG350	0	RCFDG351	0	M.6.a.
b. Trust preferred securities issued by real estate investment trusts	RCFDG352	0	RCFDG353	0	RCFDG354	0	RCFDG355	0	M.6.b.
c. Corporate and similar loans	RCFDG356	0	RCFDG357	0	RCFDG358	0	RCFDG359	0	M.6.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCFDG360	0	RCFDG361	0	RCFDG362	0	RCFDG363	0	M.6.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCFDG364	0	RCFDG365	0	RCFDG366	0	RCFDG367	0	M.6.e.
f. Diversified (mixed) pools of structured financial products	RCFDG368	0	RCFDG369	0	RCFDG370	0	RCFDG371	0	M.6.f.
g. Other collateral or reference assets	RCFDG372	0	RCFDG373	0	RCFDG374	0	RCFDG375	0	M.6.g.

1.	Includes held-to-maturity securities at amortized cost, available-for-sale debt securities at fair value, and equity securities with readily determinable fair values not held for trading (reported in Schedule RC, item 2.c) at fair value.
1.
Includes held-to-maturity securities at amortized cost, available-for-sale debt securities at fair value, and equity securities with readily determinable fair values not held for trading (reported in Schedule RC, item 2.c) at fair value.

2.	Report fixed-rate debt securities by remaining maturity and floating-rate debt securities by next repricing date.
2.	Report fixed-rate debt securities by remaining maturity and floating-rate debt securities by next repricing date.
5.	Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage-backed securities” included in Schedule RC-N, item 10, column C, must equal Schedule RC-B, sum of items 4.b and 4.c.(2), columns A and D.
1.	The $10 billion asset size test is based on the total assets reported on the June 30, 2022, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	28
Schedule RC-C Part I - Loans and Leases(Form Type - 031)
Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or fair value, (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices
	RCFD1410	NR			1.
1. Loans secured by real estate[2]
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans	RCFDF158	0	RCONF158	0	1.a.1.
2. Other construction loans and all land development and other land loans	RCFDF159	1,041,248	RCONF159	1,041,248	1.a.2.
b. Secured by farmland (including farm residential and other improvements)	RCFD1420	0	RCON1420	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFD1797	349,454	RCON1797	349,454	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RCFD5367	17,452,781	RCON5367	17,452,781	1.c.2.a.
b. Secured by junior liens	RCFD5368	15,043	RCON5368	15,043	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCFD1460	2,403,092	RCON1460	2,403,092	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCFDF160	395,401	RCONF160	395,401	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCFDF161	2,583,130	RCONF161	2,583,130	1.e.2.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To commercial banks in the U.S			RCONB531	24,920	2.a.
1. To U.S. branches and agencies of foreign banks	RCFDB532	20,017			2.a.1.
2. To other commercial banks in the U.S	RCFDB533	4,903			2.a.2.
b. To other depository institutions in the U.S	RCFDB534	1	RCONB534	1	2.b.
c. To banks in foreign countries			RCONB535	267,364	2.c.
1. To foreign branches of other U.S. banks	RCFDB536	0			2.c.1.
2. To other banks in foreign countries	RCFDB537	267,364			2.c.2.
3. Loans to finance agricultural production and other loans to farmers	RCFD1590	67,827	RCON1590	67,827	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RCFD1763	20,727,477	RCON1763	20,727,477	4.a.
b. To non-U.S. addressees (domicile)	RCFD1764	2,451,011	RCON1764	2,451,011	4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards	RCFDB538	196,738	RCONB538	196,738	6.a.
b. Other revolving credit plans	RCFDB539	37,819	RCONB539	37,819	6.b.
c. Automobile loans	RCFDK137	0	RCONK137	0	6.c.
d. Other consumer loans (includes single payment and installment loans other than automobile loans, and all student loans)	RCFDK207	81,781	RCONK207	81,781	6.d.
7. Loans to foreign governments and official institutions (including foreign central banks)	RCFD2081	12,154	RCON2081	12,154	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S	RCFD2107	0	RCON2107	0	8.
9. Loans to nondepository financial institutions and other loans	RCFD1563	8,976,439			9.
a. Loans to nondepository financial institutions			RCONJ454	8,729,980	9.a.
b. Other loans:					9.b.
1. Loans for purchasing or carrying securities (secured and unsecured)			RCON1545	2,711	9.b.1.
2. All other loans (exclude consumer loans)			RCONJ451	243,748	9.b.2.
10. Lease financing receivables (net of unearned income)			RCON2165	0	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCFDF162	0			10.a.
b. All other leases	RCFDF163	0			10.b.

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11. LESS: Any unearned income on loans reflected in items 1-9 above	RCFD2123	0	RCON2123	0	11.
12. Total loans and leases held for investment and held for sale (item 12, column A must equal Schedule RC, sum of items 4.a and 4.b)	RCFD2122	57,083,680	RCON2122	57,083,680	12.

2.
When reporting “Loans secured by real estate,” “large institutions” and “highly complex institutions,” as defined for deposit insurance assessment purposes in FDIC regulations, should complete items 1.a.(1) through 1.e.(2) in columns A and B (but not item 1 in column A); all other institutions should complete item 1 in column A and items 1.a.(1) through 1.e.(2) in column B (but not items 1.a.(1) through 1.e.(2) in column A).

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Dollar amounts in thousands
1. Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC-C, part 1, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):			M.1.
a. Construction, land development, and other land loans in domestic offices:			M.1.a.
1. 1-4 family residential construction loans	RCONK158	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK159	0	M.1.a.2.
b. Loans secured by 1-4 family residential properties in domestic offices	RCONF576	8,447	M.1.b.
c. Secured by multifamily (5 or more) residential properties in domestic offices	RCONK160	0	M.1.c.
d. Secured by nonfarm nonresidential properties in domestic offices:			M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK161	168,151	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK162	0	M.1.d.2.
e. Commercial and industrial loans:			M.1.e.
1. To U.S. addressees (domicile)	RCFDK163	90,658	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCFDK164	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCFDK165	1,913	M.1.f.
Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a through 1.f):	RCONK166	0	M.1.f.1.
1. Loans secured by farmland in domestic offices
2. Not applicable			M.1.f.2.
3. Loans to finance agricultural production and other loans to farmers	RCFDK168	0	M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:			M.1.f.4.
a. Credit cards	RCFDK098	0	M.1.f.4.a.
b. Automobile loans	RCFDK203	0	M.1.f.4.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK204	0	M.1.f.4.c.
g. Total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a.(1) through 1.f)	RCFDHK25	269,169	M.1.g.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.
a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:
			M.2.a.
1. Three months or less	RCONA564	888,392	M.2.a.1.
2. Over three months through 12 months	RCONA565	2,742,221	M.2.a.2.
3. Over one year through three years	RCONA566	4,437,210	M.2.a.3.
4. Over three years through five years	RCONA567	3,168,130	M.2.a.4.
5. Over five years through 15 years	RCONA568	5,137,547	M.2.a.5.
6. Over 15 years	RCONA569	877,808	M.2.a.6.
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCFDA570	36,284,598	M.2.b.1.
2. Over three months through 12 months	RCFDA571	2,047,728	M.2.b.2.
3. Over one year through three years	RCFDA572	354,113	M.2.b.3.
4. Over three years through five years	RCFDA573	365,541	M.2.b.4.
5. Over five years through 15 years	RCFDA574	173,916	M.2.b.5.
6. Over 15 years	RCFDA575	51,659	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCFDA247	13,753,975	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A4	RCFD2746	98,700	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	12,555,874	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, Part I, item 1, column A, or Schedule RC-C, Part I, items 1.a.(1) through 1.e.(2), column A, as appropriate)	RCFDB837	1,254,767	M.5.
Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.
	RCFDC391	NR	M.6.
6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a, column A

4.	Exclude loans secured by real estate that are included in Schedule RC-C, Part I, item 1, column A.

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Dollar amounts in thousands
Memorandum items 7.a and 7.b are to be completed by all banks semiannually in the June and December reports only.			M.7.
7. Purchased credit-impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):[5]
a. Outstanding balance	RCFDC779	NR	M.7.a.
b. Amount included in Schedule RC-C, part I, items 1 through 9	RCFDC780	NR	M.7.b.
Memorandum items 8.a, 8.b, and 8.c are to be completed semiannually in the June and December reports only.			M.8.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties in domestic offices:
a. Total amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	0	M.8.a.
Memorandum items 8.b and 8.c are to be completed semiannually in the June and December reports only by banks that had closed-end loans with negative amortization features secured by 1-4 family residential properties (as reported in Schedule RC-C, Part I, Memorandum item 8.a) as of December 31, 2021, that exceeded the lesser of $100 million or 5 percent of total loans and leases held for investment and held for sale in domestic offices (as reported in Schedule RC-C, Part I, item 12, column B).	RCONF231	NR	M.8.b.
b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the amount reported in Memorandum item 8.a above	RCONF232	NR	M.8.c.

5.	Memorandum item 7 is to be completed only by institutions that have not yet adopted ASU 2016-13.

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Dollar amounts in thousands
9. Loans secured by 1-4 family residential properties in domestic offices in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	23,950	M.9.

Dollar amounts in thousands
10. Not applicable	M.10.
11. Not applicable	M.11.

Dollar amounts in thousands	(Column A) Fair value of acquired loans and leases at acquisition date		(Column B) Gross contractual amounts receivable at acquisition date		(Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected
Memorandum items 12.a, 12.b, 12.c, and 12.d are to be completed semiannually in the June and December reports only.							M.12.
Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:[1]

a. Loans secured by real estate	RCFDG091	0	RCFDG092	0	RCFDG093	0	M.12.a.
b. Commercial and industrial loans	RCFDG094	0	RCFDG095	0	RCFDG096	0	M.12.b.
c. Loans to individuals for household, family, and other personal expenditures	RCFDG097	0	RCFDG098	0	RCFDG099	0	M.12.c.
d. All other loans and all leases	RCFDG100	0	RCFDG101	0	RCFDG102	0	M.12.d.

Dollar amounts in thousands
Memoranda item 13 is to be completed by banks that had construction, land development, and other land loans in domestic offices (as reported in Schedule RC-C, Part I, item 1.a., column B) that exceeded 100 percent of the sum of tier 1 capital (as reported in Schedule RC-R, Part I, item 26) plus the allowance for loan and lease losses or the allowance for credit losses on loans and leases, as applicable (as reported in Schedule RC, item 4.c) as of December 31, 2021.
M.13.
13. Construction, land development, and other land loans in domestic offices with interest reserves:
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)	RCONG376	24,573	M.13.a.
b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(a)(2)).	RIADG377	62,612	M.13.b.
Memorandum item 14 is to be completed by all banks.	RCFDG378	17,695,515	M.14.
14. Pledged loans and leases
Memorandum item 15 is to be completed for the December report only.			M.15.
15. Reverse mortgages in domestic offices:
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):			M.15.a.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ466	NR	M.15.a.1.
2. Proprietary reverse mortgages	RCONJ467	NR	M.15.a.2.
b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:
M.15.b.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ468	NR	M.15.b.1.
2. Proprietary reverse mortgages	RCONJ469	NR	M.15.b.2.
c. Principal amount of reverse mortgage originations that have been sold during the year:			M.15.c.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ470	NR	M.15.c.1.
2. Proprietary reverse mortgages	RCONJ471	NR	M.15.c.2.
Memorandum item 16 is to be completed by all banks.	RCONLE75	1,225	M.16.
16. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit in domestic offices that have converted to non-revolving closed-end status (included in item 1.c.(1) above)
Amounts reported in Memorandum items 17.a and 17.b will not be made available to the public on an individual institution basis.			M.17.
17. Eligible loan modifications under Section 4013, Temporary Relief from Troubled Debt Restructurings, of the 2020 Coronavirus Aid, Relief, and Economic Security Act:
a. Number of Section 4013 loans outstanding	RCONLG24	CONF	M.17.a.
b. Outstanding balance of Section 4013 loans	RCONLG25	CONF	M.17.b.

1.	Institutions that have adopted ASU 2016-13 should report only loans held for investment not considered purchased credit-deteriorated in Memorandum item 12.

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Schedule RC-C Part II - Loans to Small Businesses and Small Farms(Form Type - 031)
Report the number and amount currently outstanding as of the report date of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan:
(1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Dollar amounts in thousands
1. Not applicable	1.
2. Not applicable	2.

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B:					3.
a. With original amounts of $100,000 or less	RCON5564	3	RCON5565	38	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	7	RCON5567	489	3.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	37	RCON5569	12,063	3.c.
4. Number and amount currently outstanding of "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B:					4.
a. With original amounts of $100,000 or less	RCON5570	679	RCON5571	23,117	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	340	RCON5573	35,132	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	539	RCON5575	159,699	4.c.

Dollar amounts in thousands
5. Not applicable	5.
6. Not applicable	6.

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding
7. Number and amount currently outstanding of "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B:					7.
a. With original amounts of $100,000 or less	RCON5578	0	RCON5579	0	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	0	RCON5581	0	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	0	RCON5583	0	7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B:					8.
a. With original amounts of $100,000 or less	RCON5584	1	RCON5585	5	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	0	RCON5587	0	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	1	RCON5589	450	8.c.

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Schedule RC-D - Trading Assets and Liabilities(Form Type - 031)
Schedule RC-D is to be completed by banks that reported total trading assets of $10 million or more in any of the four preceding calendar quarters, and all banks meeting the FDIC's definition of a large or highly complex institution for deposit insurance assessment purposes.

Dollar amounts in thousands	Consolidated Bank

1. U.S. Treasury securities	RCFD3531	2,790,528	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCFD3532	0	2.
3. Securities issued by states and political subdivisions in the U.S	RCFD3533	0	3.
4. Mortgage-backed securities (MBS):			4.
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCFDG379	0	4.a.
b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (include CMOs, REMICs, and stripped MBS)[1]	RCFDG380	0	4.b.
c. All other residential MBS	RCFDG381	0	4.c.
d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDK197	509,741	4.d.
e. All other commercial MBS	RCFDK198	0	4.e.
5. Other debt securities:			5.
a. Structured financial products	RCFDHT62	253,530	5.a.
b. All other debt securities	RCFDG386	1,649,026	5.b.
6. Loans:			6.
a. Loans secured by real estate			6.a.
1. Loans secured by 1-4 family residential properties	RCFDHT63	0	6.a.1.
2. All other loans secured by real estate	RCFDHT64	0	6.a.2.
b. Commercial and industrial loans	RCFDF614	102,162	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT65	0	6.c.
d. Other loans	RCFDF618	0	6.d.
7. Not appliable			7.
8. Not applicable			8.
9. Other trading assets	RCFD3541	12,866,247	9.
10. Not applicable			10.
11. Derivatives with a positive fair value	RCFD3543	1,317,863	11.
12. Total trading assets (sum of items 1 through 11) (total of column A must equal Schedule RC, item 5)	RCFD3545	19,489,097	12.
13. Not available			13.
a. Liability for short positions	RCFD3546	1,266,540	13.a.
b. Other trading liabilities	RCFDF624	0	13.b.
14. Derivatives with a negative fair value	RCFD3547	1,433,316	14.
15. Total trading liabilities (sum of items 13.a through 14) (total of column A must equal Schedule RC, item 15)	RCFD3548	2,699,856	15.
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a through 6.d):			M.1.
a. Loans secured by real estate			M.1.a.
1. Loans secured by 1-4 family residential properties	RCFDHT66	0	M.1.a.1.
2. All other loans secured by real estate	RCFDHT67	0	M.1.a.2.
b. Commercial and industrial loans	RCFDF632	106,157	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT68	0	M.1.c.
d. Other loans	RCFDF636	0	M.1.d.
Memorandum items 2 through 10 are to be completed by banks with $10 billion or more in total trading assets.			M.2.
2. Loans measured at fair value that are past due 90 days or more:[1]
a. Fair value	RCFDF639	0	M.2.a.
b. Unpaid principal balance	RCFDF640	0	M.2.b.

1.
U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

1.	The $10 billion trading asset-size test is based on total trading assets reported on the June 30, 2022, Report of Condition.

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Dollar amounts in thousands	Consolidated Bank
Memorandum items 3 through 10 are to be completed by banks with $10 billion or more in total trading assets.
3. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):
			M.3.
a. Trust preferred securities issued by financial institutions	RCFDG299	0	M.3.a.
b. Trust preferred securities issued by real estate investment trusts	RCFDG332	0	M.3.b.
c. Corporate and similar loans	RCFDG333	0	M.3.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCFDG334	0	M.3.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCFDG335	0	M.3.e.
f. Diversified (mixed) pools of structured financial products	RCFDG651	0	M.3.f.
g. Other collateral or reference assets	RCFDG652	253,530	M.3.g.
4. Pledged trading assets:			M.4.
a. Pledged securities	RCFDG387	1,794,507	M.4.a.
b. Pledged loans	RCFDG388	0	M.4.b.

Dollar amounts in thousands

5. Asset-backed securities:			M.5.
a. Credit card receivables	RCFDF643	0	M.5.a.
b. Home equity lines	RCFDF644	0	M.5.b.
c. Automobile loans	RCFDF645	0	M.5.c.
d. Other consumer loans	RCFDF646	0	M.5.d.
e. Commercial and industrial loans	RCFDF647	0	M.5.e.
f. Other	RCFDF648	0	M.5.f.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)			M.6.
7. Equity securities (included in Schedule RC-D, item 9, above):			M.7.
a. Readily determinable fair values	RCFDF652	10,261,336	M.7.a.
b. Other	RCFDF653	0	M.7.b.
8. Loans pending securitization	RCFDF654	0	M.8.
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $1,000,000 and exceed 25% of the item):[1]			M.9.
a. Disclose component and the dollar amount of that component:			M.9.a.
1. Describe component	TEXTF655	NR	M.9.a.1.
2. Amount of component	RCFDF655	0	M.9.a.2.
b. Disclose component and the dollar amount of that component:			M.9.b.
(TEXTF656) NR	RCFDF656	0	M.9.b.1.
c. Disclose component and the dollar amount of that component:			M.9.c.
(TEXTF657) NR	RCFDF657	0	M.9.c.1.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $1,000,000 and exceed 25% of the item):			M.10.
a. Disclose component and the dollar amount of that component:			M.10.a.
1. Describe component	TEXTF658	NR	M.10.a.1.
2. Amount of component	RCFDF658	0	M.10.a.2.
b. Disclose component and the dollar amount of that component:			M.10.b.
(TEXTF659) NR	RCFDF659	0	M.10.b.1.
c. Disclose component and the dollar amount of that component:			M.10.c.
(TEXTF660) NR	RCFDF660	0	M.10.c.1.

1.	Exclude equity securities.

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Schedule RC-E Part I - Deposits in Domestic Offices(Form Type - 031)

Dollar amounts in thousands	(Column A) Transaction Accounts Total Transaction accounts (including total demand deposits)		(Column B) Transaction Accounts Memo: Total demand deposits (included in column A)		(Column C) Nontransaction Accounts Total nontransaction accounts (including MMDAs)

Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549	41,899,693			RCONB550	81,476,801	1.
2. U.S. Government	RCON2202	4,362			RCON2520	0	2.
3. States and political subdivisions in the U.S	RCON2203	1,025			RCON2530	138,171	3.
4. Commercial banks and other depository institutions in the U.S	RCONB551	271,019			RCONB552	64,623	4.
5. Banks in foreign countries	RCON2213	4,600,816			RCON2236	191,902	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216	1,309,177			RCON2377	1,881,826	6.
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON2215	48,086,092	RCON2210	28,917,798	RCON2385	83,753,323	7.

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Dollar amounts in thousands

1. Selected components of total deposits (i.e., sum of item 7, columns A and C):			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	0	M.1.a.
b. Total brokered deposits	RCON2365	17,954,864	M.1.b.
c. Brokered deposits of $250,000 or less (fully insured brokered deposits)[2]	RCONHK05	13,347,698	M.1.c.
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits of $250,000 or less with a remaining maturity of one year or less (included in Memorandum item 1.c above)	RCONHK06	12,313,706	M.1.d.1.
2. Not applicable			M.1.d.2.
3. Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONK220	4,607,166	M.1.d.3.
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only).
	RCON5590	NR	M.1.e.
f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	RCONK223	0	M.1.f.
g. Total reciprocal deposits (as of the report date)	RCONJH83	0	M.1.g.
Memorandum items 1.h.(1)(a), 1.h.(2)(a), 1.h.(3)(a), and 1.h.(4)(a) are to be completed by banks with $100 billion or more in total assets			M.1.h.
h. Sweep deposits:
1. Fully insured, affiliate sweep deposits	RCONMT87	0	M.1.h.1.
a. Fully insured, affiliate, retail sweep deposits	RCONMT88	0	M.1.h.1.a.
2. Not fully insured, affiliate sweep deposits	RCONMT89	0	M.1.h.2.
a. Not fully insured, affiliate, retail sweep deposits	RCONMT90	0	M.1.h.2.a.
3. Fully insured, non-affiliate sweep deposits	RCONMT91	11,995,249	M.1.h.3.
a. Fully insured, non-affiliate, retail sweep deposits	RCONMT92	11,995,249	M.1.h.3.a.
4. Not fully insured, non-affiliate sweep deposits	RCONMT93	46,426	M.1.h.4.
a. Not fully insured, non-affiliate, retail sweep deposits	RCONMT94	46,426	M.1.h.4.a.
i. Total sweep deposits that are not brokered deposits	RCONMT95	2,223,971	M.1.i.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):			M.2.
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	27,230,892	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	35,449,322	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	2,036,297	M.2.b.
c. Total time deposits of $100,000 through $250,000	RCONJ473	1,146,229	M.2.c.
d. Total time deposits of more than $250,000	RCONJ474	17,890,582	M.2.d.
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above	RCONF233	0	M.2.e.
3. Maturity and repricing data for time deposits of $250,000 or less:			M.3.
a. Time deposits of $250,000 or less with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONHK07	284,350	M.3.a.1.
2. Over three months through 12 months	RCONHK08	1,652,764	M.3.a.2.
3. Over one year through three years	RCONHK09	690,164	M.3.a.3.
4. Over three years	RCONHK10	555,249	M.3.a.4.
b. Time deposits of $250,000 or less with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)[3]	RCONHK11	1,937,113	M.3.b.
4. Maturity and repricing data for time deposits of more than $250,000:			M.4.
a. Time deposits of more than $250,000 with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONHK12	9,159,865	M.4.a.1.
2. Over three months through 12 months	RCONHK13	7,028,542	M.4.a.2.
3. Over one year through three years	RCONHK14	1,678,967	M.4.a.3.
4. Over three years	RCONHK15	23,208	M.4.a.4.

2.	The dollar amount used as the basis for reporting in Memorandum item 1.c reflects the deposit insurance limit in effect on the report date.
3.
Report both fixed- and floating-rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	38

Dollar amounts in thousands
b. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)[3]	RCONK222	12,688,407	M.4.b.
5. Does your institution offer one or more consumer deposit account products, i.e., transaction account or nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use?	RCONP752	Yes	M.5.

Memorandum items 6 and 7 are to be completed by institutions with $1 billion or more in total assets that answered "Yes" to Memorandum item 5 above.			M.6.
6. Components of total transaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 6.a and 6.b must be less than or equal to item 1, column A, above):[5]
a. Total deposits in those noninterest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP753	161,241	M.6.a.
b. Total deposits in those interest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP754	12,304,912	M.6.b.
7. Components of total nontransaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1), 7.a.(2), 7.b.(1), and 7.b.(2) plus all time deposits of individuals, partnerships, and corporations must equal item 1, column C, above):			M.7.
a. Money market deposit accounts (MMDAs) of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1) and 7.a.(2) must be less than or equal to Memorandum item 2.a.(1) above):			M.7.a.
1. Total deposits in those MMDA deposit products intended primarily for individuals for personal, household, or family use	RCONP756	2,194,559	M.7.a.1.
2. Deposits in all other MMDAs of individuals, partnerships, and corporations	RCONP757	24,274,233	M.7.a.2.
b. Other savings deposit accounts of individuals, partnerships, and corporations (sum of Memorandum items 7.b.(1) and 7.b.(2) must be less than or equal to Memorandum item 2.a.(2) above):			M.7.b.
1. Total deposits in those other savings deposit account deposit products intended primarily for individuals for personal, household, or family use	RCONP758	20,116,544	M.7.b.1.
2. Deposits in all other savings deposit accounts of individuals, partnerships, and corporations	RCONP759	15,030,368	M.7.b.2.
Schedule RC-E Part II - Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs(Form Type - 031)

Dollar amounts in thousands

Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCFNB553	228,800	1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S. depository institutions	RCFNB554	0	2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)	RCFN2625	6,030,872	3.
4. Foreign governments and official institutions (including foreign central banks)	RCFN2650	106,254	4.
5. U.S. Government and states and political subdivisions in the U.S	RCFNB555	0	5.
6. Total	RCFN2200	6,365,926	6.
1. Time deposits with a remaining maturity of one year or less (included in Schedule RC, item 13.b)	RCFNA245	228,800	M.1.

5.	The $1 billion asset size test is based on the total assets reported on the June 30, 2022, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	39
Schedule RC-F - Other Assets(Form Type - 031)

Dollar amounts in thousands
	RCFDB556	480,702
1. Accrued interest receivable[2]			1.
2. Net deferred tax assets[3]	RCFD2148	1,551,953	2.
3. Interest-only strips receivable (not in the form of a security)[4]	RCFDHT80	0	3.
4. Equity investments without readily determinable fair values[5]	RCFD1752	690,725	4.
5. Life insurance assets:			5.
a. General account life insurance assets	RCFDK201	3,654	5.a.
b. Separate account life insurance assets	RCFDK202	206,904	5.b.
c. Hybrid account life insurance assets	RCFDK270	0	5.c.
6. All other assets (itemize and describe amounts greater than $100,000 that exceed 25% of this item)	RCFD2168	3,054,427	6.
a. Prepaid expenses	RCFD2166	0	6.a.
b. Repossessed personal property (including vehicles)	RCFD1578	0	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCFDC010	0	6.c.
d. FDIC loss-sharing indemnification assets	RCFDJ448	0	6.d.
e. Computer software	RCFDFT33	0	6.e.
f. Accounts receivable	RCFDFT34	0	6.f.
g. Receivables from foreclosed government-guaranteed mortgage loans	RCFDFT35	0	6.g.
h. Disclose component and the dollar amount of that component:			6.h.
1. Describe component	TEXT3549	Click here for value	6.h.1.
2. Amount of component	RCFD3549	1,000,522	6.h.2.
i. Disclose component and the dollar amount of that component:			6.i.
1. Describe component	TEXT3550	NR	6.i.1.
2. Amount of component	RCFD3550	0	6.i.2.
j. Disclose component and the dollar amount of that component:			6.j.
1. Describe component	TEXT3551	NR	6.j.1.
2. Amount of component	RCFD3551	0	6.j.2.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)	RCFD2160	5,988,365	7.
(TEXT3549) Miscellaneous Assets

2.
Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets. Exclude accrued interest receivables on financial assets that are reported elsewhere on the balance sheet.

3.	See discussion of deferred income taxes in Glossary entry on "income taxes."
4.	Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
5.	Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	40
Schedule RC-G - Other Liabilities(Form Type - 031)

Dollar amounts in thousands

1. Not available			1.
a. Interest accrued and unpaid on deposits in domestic offices[6]	RCON3645	297,222	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCFD3646	642,823	1.b.
2. Net deferred tax liabilities[2]	RCFD3049	0	2.
3. Allowance for credit losses on off-balance sheet credit exposures[7]	RCFDB557	140,187	3.
4. All other liabilities (itemize and describe amounts greater than $100,000 that exceed 25 percent of this item)	RCFD2938	2,031,619	4.
a. Accounts payable	RCFD3066	0	4.a.
b. Deferred compensation liabilities	RCFDC011	0	4.b.
c. Dividends declared but not yet payable	RCFD2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCFDC012	0	4.d.
e. Operating lease liabilities	RCFDLB56	0	4.e.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3552	NR	4.f.1.
2. Amount of component	RCFD3552	0	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3553	Click here for value	4.g.1.
2. Amount of component	RCFD3553	527,446	4.g.2.
h. Disclose component and the dollar amount of that component:			4.h.
1. Describe component	TEXT3554	NR	4.h.1.
2. Amount of component	RCFD3554	0	4.h.2.
5. Total	RCFD2930	3,111,851	5.
(TEXT3553) Miscellaneous Liabilities

6.	For savings banks, include "dividends" accrued and unpaid on deposits.
2.	See discussion of deferred income taxes in Glossary entry on "income taxes."
7.	Institutions that have adopted ASU 2016-13 should report in Schedule RC-G, item 3 the allowance for credit losses on those off-balance sheet credit exposures that are not unconditionally cancelable.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	41
Schedule RC-H - Selected Balance Sheet Items for Domestic Offices(Form Type - 031)
To be completed only by banks with foreign offices.

Dollar amounts in thousands

1. Not applicable			1.
2. Not applicable			2.
3. Securities purchased under agreements to resell	RCONB989	12,518,812	3.
4. Securities sold under agreements to repurchase	RCONB995	202	4.
5. Other borrowed money	RCON3190	2,860,718	5.
EITHER 6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2163	0	6.
OR 7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2941	6,367,851	7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON2192	165,204,540	8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON3129	143,242,782	9.

Dollar amounts in thousands	(Column A) Amortized Cost of Held-to-Maturity Securities		(Column B) Fair Value of Available-for-Sale Securities

10. U.S. Treasury securities	RCON0211	1,896,692	RCON1287	7,219,116	10.
11. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON8492	0	RCON8495	1,893,258	11.
12. Securities issued by states and political subdivisions in the U.S	RCON8496	3,798	RCON8499	0	12.
13. Mortgage-backed securities (MBS):					13.
a. Mortgage pass-through securities:					13.a.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG389	9,320,269	RCONG390	11,767,428	13.a.1.
2. Other mortgage pass-through securities	RCON1709	0	RCON1713	55	13.a.2.
b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					13.b.
1. Issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCONG393	2,206,495	RCONG394	3,623,843	13.b.1.
2. All other mortgage-backed securities	RCON1733	629	RCON1736	0	13.b.2.
14. Other domestic debt securities (include domestic structured financial products and domestic asset-backed securities)	RCONG397	0	RCONG398	104,753	14.
15. Other foreign debt securities (include foreign structured financial products and foreign asset-backed securities)	RCONG399	0	RCONG400	1,650,213	15.
16. Not applicable.					16.
17. Total held-to-maturity and available-for-sale debt securities (sum of items 10 through 15)	RCON1754	13,427,883	RCON1773	26,258,666	17.

1.	U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	42

Dollar amounts in thousands

18. Equity investments not held for trading:			18.
a. Equity securities with readily determinable fair values[4]	RCONJA22	118,723	18.a.
b. Equity investments without readily determinable fair values	RCON1752	690,725	18.b.
Items 19, 20 and 21 are to be completed by banks that reported total trading assets of $10 million or more in any of the four preceding calendar quarters and all banks meeting the FDIC's definition of a large or highly complex institution for deposit insurance assessment purposes.	RCON3545	19,489,097	19.
19. Total trading assets
20. Total trading liabilities	RCON3548	2,699,856	20.
21. Total loans held for trading	RCONHT71	102,162	21.
tem 22 is to be completed by banks that: (1) have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or (2) are required to complete Schedule RC-D, Trading Assets and Liabilities.	RCONJF75	374,083	22.
22. Total amount of fair value option loans held for investment and held for sale
Schedule RC-I - Assets and Liabilities of IBFs(Form Type - 031)
To be completed only by banks with IBFs and other "foreign" offices.

Dollar amounts in thousands

1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)	RCFN2133	0	1.
2. Total IBF liabilities (component of Schedule RC, item 21)	RCFN2898	6,366,787	2.

4.	Item 18.a is to be completed by all institutions. See the instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	43
Schedule RC-K - Quarterly Averages(Form Type - 031)

Dollar amounts in thousands

1. Interest-bearing balances due from depository institutions	RCFD3381	32,230,555	1. 2.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)[2]	RCFDB558	11,231,903
3. Mortgage-backed securities[2]	RCFDB559	28,697,519	3.
4. All other debt securities and equity securities with readily determinable fair values not held for trading[2]	RCFDB560	1,922,857	4.
5. Federal funds sold and securities purchased under agreements to resell	RCFD3365	8,267,617	5.
6. Loans:			6.
a. Loans in domestic offices:			6.a.
1. Total loans	RCON3360	57,559,202	6.a.1.
2. Loans secured by real estate:			6.a.2.
a. Loans secured by 1-4 family residential properties	RCON3465	17,527,720	6.a.2.a.
b. All other loans secured by real estate	RCON3466	6,628,963	6.a.2.b.
3. Loans to finance agricultural production and other loans to farmers	RCON3386	45,109	6.a.3.
4. Commercial and industrial loans	RCON3387	23,741,867	6.a.4.
5. Loans to individuals for household, family, and other personal expenditures:			6.a.5.
a. Credit cards	RCONB561	196,287	6.a.5.a.
b. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RCONB562	120,923	6.a.5.b.
b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs	RCFN3360	0	6.b.
Item 7 is to be completed by banks with total trading assets of $10 million or more in any of the four preceding calendar quarters and all banks meeting the FDIC's definition of a large or highly complex institution for deposit insurance assessment purposes.	RCFD3401	17,435,315	7.
7. Trading assets
8. Lease financing receivables (net of unearned income)	RCFD3484	0	8.
9. Total assets[4]	RCFD3368	165,860,842	9.
10. Interest-bearing transaction accounts in domestic offices (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RCON3485	29,461,305	10.
11. Nontransaction accounts in domestic offices:			11.
a. Savings deposits (includes MMDAs)	RCONB563	63,285,020	11.a.
b. Time deposits of $250,000 or less	RCONHK16	2,994,445	11.b.
c. Time deposits of more than $250,000	RCONHK17	17,038,322	11.c.
12. Interest-bearing deposits in foreign offices, EDGE and Agreement subsidiaries, and IBFs	RCFN3404	5,868,926	12.
13. Federal funds purchased and securities sold under agreements to repurchase	RCFD3353	870,168	13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCFD3355	1,945,382	14.

2.	Quarterly averages for all debt securities should be based on amortized cost.
2.	Quarterly averages for all debt securities should be based on amortized cost.
4.	The quarterly average for total assets should reflect securities not held for trading as follows: a) Debt securities at amortized cost, b) Equity securities with readily determinable fair values at fair value, c) Equity investments without readily determinable fair values, their balance sheet carrying values (i.e., fair value or, if elected, cost minus impairment, if any, plus or minus changes resulting from observable price changes).

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	44
Schedule RC-L - Derivatives and Off-Balance Sheet Items(Form Type - 031)
Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar amounts in thousands

1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, i.e., home equity lines	RCFD3814	513,034	1.a.
Item 1.a.(1) is to be completed for the December report only. 1. Unused commitments for reverse mortgages outstanding that are held for investment in domestic offices..	RCONHT72	NR	1.a.1.
b. Credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)	RCFD3815	3,467,048	1.b.
Items 1.b.(1) and 1.b.(2) are to be completed by banks with either $300 million or more in total assets or $300 million or more in credit card lines. (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b) Items 1.b.(1) and 1.b.(2) are to be completed semiannually in the June and December reports only. 1. Unused consumer credit card lines	RCFDJ455	2,377,329	1.b.1.
2. Other unused credit card lines	RCFDJ456	1,089,719	1.b.2.
c. Commitments to fund commercial real estate, construction, and land development loans:			1.c.
1. Secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCFDF164	0	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCFDF165	245,508	1.c.1.b.
2. Not secured by real estate	RCFD6550	257,046	1.c.2.
d. Securities underwriting	RCFD3817	0	1.d.
e. Other unused commitments:			1.e.
1. Commercial and industrial loans	RCFDJ457	66,279,028	1.e.1.
2. Loans to financial institutions	RCFDJ458	13,871,225	1.e.2.
3. All other unused commitments	RCFDJ459	1,157,807	1.e.3.
2. Financial standby letters of credit and foreign office guarantees	RCFD3819	6,044,504	2.
Item 2.a is to be completed by banks with $1 billion or more in total assets. a. Amount of financial standby letters of credit conveyed to others[1]	RCFD3820	285,044	2.a.
3. Performance standby letters of credit and foreign office guarantees	RCFD3821	3,575,221	3.
Item 3.a is to be completed by banks with $1 billion or more in total assets. a. Amount of performance standby letters of credit conveyed to others[1]	RCFD3822	269,521	3.a.
4. Commercial and similar letters of credit	RCFD3411	422,148	4.
5. Not applicable			5.
6. Securities lent and borrowed:			6.
a. Securities lent (including customers' securities lent where the customer is indemnified against loss by the reporting bank)	RCFD3433	0	6.a.
b. Securities borrowed	RCFD3432	0	6.b.

Dollar amounts in thousands	(Column A) Sold Protection		(Column B) Purchased Protection

7. Credit derivatives:					7.
a. Notional amounts:					7.a.
1. Credit default swaps	RCFDC968	2,782,695	RCFDC969	6,355,955	7.a.1.
2. Total return swaps	RCFDC970	0	RCFDC971	3,050,241	7.a.2.
3. Credit options	RCFDC972	0	RCFDC973	0	7.a.3.
4. Other credit derivatives	RCFDC974	0	RCFDC975	0	7.a.4.
b. Gross fair values:					7.b.
1. Gross positive fair value	RCFDC219	26,480	RCFDC221	50,833	7.b.1.
2. Gross negative fair value	RCFDC220	10,308	RCFDC222	94,435	7.b.2.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	45

Dollar amounts in thousands

c. Notional amounts by regulatory capital treatment:[1]			7.c.
1. Positions covered under the Market Risk Rule:			7.c.1.
a. Sold protection	RCFDG401	2,782,695	7.c.1.a.
b. Purchased protection	RCFDG402	5,397,296	7.c.1.b.
2. All other positions:			7.c.2.
a. Sold protection	RCFDG403	0	7.c.2.a.
b. Purchased protection that is recognized as a guarantee for regulatory capital purposes	RCFDG404	4,008,900	7.c.2.b.
c. Purchased protection that is not recognized as a guarantee for regulatory capital purposes	RCFDG405	0	7.c.2.c.

Dollar amounts in thousands	(Column A) Remaining Maturity of One Year or Less		(Column B) Remaining Maturity of Over One Year Through Five Years		(Column C) Remaining Maturity of Over Five Years

d. Notional amounts by remaining maturity:							7.d.
1. Sold credit protection:[2]							7.d.1.
a. Investment grade	RCFDG406	852,027	RCFDG407	972,054	RCFDG408	0	7.d.1.a.
b. Subinvestment grade	RCFDG409	446,135	RCFDG410	297,479	RCFDG411	215,000	7.d.1.b.
2. Purchased credit protection:[3]							7.d.2.
a. Investment grade	RCFDG412	4,122,658	RCFDG413	4,344,064	RCFDG414	0	7.d.2.a.
b. Subinvestment grade	RCFDG415	496,995	RCFDG416	322,479	RCFDG417	120,000	7.d.2.b.

1.	The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported in the June 30, 2022, Report of Condition.
1.	The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported in the June 30, 2022, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	46

Dollar amounts in thousands

8. Spot foreign exchange contracts	RCFD8765	40,455,427	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCFD3430	0	9.
a. Not applicable			9.a.
b. Commitments to purchase when-issued securities	RCFD3434	0	9.b.
c. Standby letters of credit issued by another party (e.g., a Federal Home Loan Bank) on the bank's behalf	RCFDC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555	NR	9.d.1.
2. Amount of component	RCFD3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556	NR	9.e.1.
2. Amount of component	RCFD3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
(TEXT3557) NR	RCFD3557	0	9.f.1.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCFD5591	0	10.
a. Commitments to sell when-issued securities	RCFD3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592	NR	10.b.1.
2. Amount of component	RCFD5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593	NR	10.c.1.
2. Amount of component	RCFD5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594	NR	10.d.1.
2. Amount of component	RCFD5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595	NR	10.e.1.
2. Amount of component	RCFD5595	0	10.e.2.
Items 11.a and 11.b are to be completed semiannually in the June and December reports only.			11.
11. Year-to-date merchant credit card sales volume:
a. Sales for which the reporting bank is the acquiring bank	RCFDC223	0	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCFDC224	0	11.b.

1.	Sum of items 7.c.(1)(a) and 7.c.(2)(a), must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.
2.	Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.
3.	Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	47

Dollar amounts in thousands	(Column A) Interest Rate Contracts		(Column B) Foreign Exchange Contracts		(Column C) Equity Derivative Contracts		(Column D) Commodity and Other Contracts

12. Gross amounts (e.g., notional amounts):									12.
a. Futures contracts	RCFD8693	93,199,503	RCFD8694	476,212	RCFD8695	234,623	RCFD8696	419,746	12.a.
b. Forward contracts	RCFD8697	243,341	RCFD8698	472,984,953	RCFD8699	0	RCFD8700	51,950,586	12.b.
c. Exchange-traded option contracts:									12.c.
1. Written options	RCFD8701	3,022,455	RCFD8702	0	RCFD8703	0	RCFD8704	0	12.c.1.
2. Purchased options	RCFD8705	3,140,755	RCFD8706	0	RCFD8707	0	RCFD8708	0	12.c.2.
d. Over-the-counter option contracts:									12.d.
1. Written options	RCFD8709	1,908,245	RCFD8710	32,604,802	RCFD8711	1,649,297	RCFD8712	192,170	12.d.1.
2. Purchased options	RCFD8713	1,809,435	RCFD8714	32,824,156	RCFD8715	2,412,239	RCFD8716	224,838	12.d.2.
e. Swaps	RCFD3450	118,016,778	RCFD3826	604,017,111	RCFD8719	9,765,523	RCFD8720	0	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCFDA126	215,430,211	RCFDA127	1,142,907,234	RCFD8723	13,298,014	RCFD8724	52,787,340	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCFD8725	5,910,301	RCFD8726	0	RCFD8727	763,668	RCFD8728	0	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCFDA589	1,137,000							14.a.
15. Gross fair values of derivative contracts:									15.
a. Contracts held for trading:									15.a.
1. Gross positive fair value	RCFD8733	2,141,388	RCFD8734	14,749,680	RCFD8735	201,061	RCFD8736	1,200,748	15.a.1.
2. Gross negative fair value	RCFD8737	1,112,720	RCFD8738	13,684,234	RCFD8739	782,604	RCFD8740	1,103,988	15.a.2.
b. Contracts held for purposes other than trading:									15.b.
1. Gross positive fair value	RCFD8741	0	RCFD8742	0	RCFD8743	81,273	RCFD8744	0	15.b.1.
2. Gross negative fair value	RCFD8745	36,055	RCFD8746	0	RCFD8747	42,177	RCFD8748	0	15.b.2.

Dollar amounts in thousands	(Column A) Banks and Securities Firms	(Column B)	(Column C) Hedge Funds	(Column D) Sovereign Governments	(Column E) Corporations and All Other Counterparties

Item 16 is to be completed only by banks with total assets of $10 billion or more.						16.
16. Over-the counter derivatives:[1]
	RCFDG418		RCFDG420	RCFDG421	RCFDG422	16.a.
a. Net current credit exposure	2,690,238		47,496	1,889	1,849,914
b. Fair value of collateral:						16.b.
	RCFDG423		RCFDG425	RCFDG426	RCFDG427	16.b.1.
1. Cash - U.S. dollar	2,774,541		120,736		419,721
	RCFDG428		RCFDG430	RCFDG431	RCFDG432	16.b.2.
2. Cash - Other currencies	23,091		0	0	13,122
	RCFDG433		RCFDG435	RCFDG436	RCFDG437	16.b.3.
3. U.S. Treasury securities	2,506		44,765	0	73,582
4. U.S. Government agency and U.S. Government-sponsored agency debt securities	RCFDG438		RCFDG440	RCFDG441	RCFDG442	16.b.4.
	0		0	0	0
	RCFDG443		RCFDG445	RCFDG446	RCFDG447	16.b.5.
5. Corporate bonds	0		0	0	61,308
	RCFDG448		RCFDG450	RCFDG451	RCFDG452	16.b.6.
6. Equity securities	0		0	0	0
	RCFDG453		RCFDG455	RCFDG456	RCFDG457	16.b.7.
7. All other collateral	298,886		0	0	97,635
8. Total fair value of collateral (sum of items 16.b.(1) through (7))	RCFDG458		RCFDG460	RCFDG461	RCFDG462	16.b.8.
	3,099,024		165,501	0	665,368

1.	The $10 billion asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	48
Schedule RC-M - Memoranda(Form Type - 031)

Dollar amounts in thousands
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCFD6164	3,201	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCFD6165	1	1.b.
2. Intangible assets:			2.
a. Mortgage servicing assets	RCFD3164	21,019	2.a.
1. Estimated fair value of mortgage servicing assets	RCFDA590	21,019	2.a.1.
b. Goodwill	RCFD3163	458,000	2.b.
c. All other intangible assets	RCFDJF76	0	2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10)	RCFD2143	479,019	2.d.
3. Other real estate owned:			3.
a. Construction, land development, and other land in domestic offices	RCON5508	0	3.a.
b. Farmland in domestic offices	RCON5509	0	3.b.
c. 1-4 family residential properties in domestic offices	RCON5510	1,611	3.c.
d. Multifamily (5 or more) residential properties in domestic offices	RCON5511	0	3.d.
e. Nonfarm nonresidential properties in domestic offices	RCON5512	0	3.e.
f. In foreign offices	RCFN5513	0	3.f.
g. Total (sum of items 3.a through 3.g) (must equal Schedule RC, item 7)	RCFD2150	1,611	3.g.
4. Cost of equity securities with readily determinable fair values not held for trading (the fair value of which is reported in Schedule RC, item 2.c)[1]	RCFDJA29	136,330	4.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:[1]			5.a.1.
a. One year or less	RCFDF055	1,000,000	5.a.1.a.
b. Over one year through three years	RCFDF056	0	5.a.1.b.
c. Over three years through five years	RCFDF057	0	5.a.1.c.
d. Over five years	RCFDF058	0	5.a.1.d.
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)[2]	RCFD2651	0	5.a.2.
3. Structured advances (included in items 5.a.(1)(a) - (d) above)	RCFDF059	0	5.a.3.
b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity or next repricing date of:[3]			5.b.1.
a. One year or less	RCFDF060	1,860,718	5.b.1.a.
b. Over one year through three years	RCFDF061	0	5.b.1.b.
c. Over three years through five years	RCFDF062	0	5.b.1.c.
d. Over five years	RCFDF063	0	5.b.1.d.
2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)[4]	RCFDB571	1,401,699	5.b.2.
c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)	RCFD3190	2,860,718	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCFDB569	No	6.
7. Assets under the reporting bank's management in proprietary mutual funds and annuities	RCFDB570	0	7.
8. Internet Web site addresses and physical office trade names:			8.
a. Uniform Resource Locator (URL) of the reporting institution's primary Internet Web site (home page), if any (Example: www.examplebank.com):	TEXT4087	Click here for value	8.a.

1.	Item 4 is to be completed only by insured state banks that have been approved by the FDIC to hold grandfathered equity investments. See instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities.
1.	Report fixed-rate advances by remaining maturity and floating-rate advances by next repricing date.
2.	Report both fixed- and floating-rate advances by remaining maturity. Exclude floating-rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.
3.	Report fixed-rate other borrowings by remaining maturity and floating-rate other borrowings by next repricing date.
4.	Report both fixed- and floating-rate other borrowings by remaining maturity. Exclude floating rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	49

Dollar amounts in thousands
b. URLs of all other public-facing Internet Web sites that the reporting institution uses to accept or solicit deposits from the public, if any (Example: www.examplebank.biz):[1]			8.b.
1. URL 1	TE01N528	Click here for value	8.b.1.
2. URL 2	TE02N528	NR	8.b.2.
3. URL 3	TE03N528	NR	8.b.3.
4. URL 4	TE04N528	NR	8.b.4.
5. URL 5	TE05N528	NR	8.b.5.
6. URL 6	TE06N528	NR	8.b.6.
7. URL 7	TE07N528	NR	8.b.7.
8. URL 8	TE08N528	NR	8.b.8.
9. URL 9	TE09N528	NR	8.b.9.
10. URL 10	TE10N528	NR	8.b.10.
c. Trade names other than the reporting institution's legal title used to identify one or more of the institution's physical offices at which deposits are accepted or solicited from the public, if any:			8.c.
1. Trade name 1	TE01N529	NR	8.c.1.
2. Trade name 2	TE02N529	NR	8.c.2.
3. Trade name 3	TE03N529	NR	8.c.3.
4. Trade name 4	TE04N529	NR	8.c.4.
5. Trade name 5	TE05N529	NR	8.c.5.
6. Trade name 6	TE06N529	NR	8.c.6.
Item 9 is to be completed annually in the December report only.	RCFD4088	NR	9.
9. Do any of the bank's Internet Web sites have transactional capability, i.e., allow the bank's customers to execute transactions on their accounts through the Web site?
10. Secured liabilities:			10.
a. Amount of "Federal funds purchased in domestic offices" that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of "Other borrowings" that are secured (included in Schedule RC-M, items 5.b.(1)(a) - (d))	RCFDF065	0	10.b.
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?	RCONG463	Yes	11.
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	RCONG464	Yes	12.
13. Assets covered by loss-sharing agreements with the FDIC:			13.
a. Loans and leases (included in Schedule RC, items 4.a and 4.b):			13.a.
1. Loans secured by real estate in domestic offices:			13.a.1.
a. Construction, land development, and other land loans:			13.a.1.a.
1. 1-4 family residential construction loans	RCONK169	0	13.a.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK170	0	13.a.1.a.2.
b. Secured by farmland	RCONK171	0	13.a.1.b.
c. Secured by 1-4 family residential properties:			13.a.1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK172	0	13.a.1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:			13.a.1.c.2.
a. Secured by first liens	RCONK173	0	13.a.1.c.2.a.
b. Secured by junior liens	RCONK174	0	13.a.1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCONK175	0	13.a.1.d.
e. Secured by nonfarm nonresidential properties:			13.a.1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK176	0	13.a.1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK177	0	13.a.1.e.2.
2. Not applicable			13.a.2.
3. Not applicable			13.a.3.
4. Not applicable			13.a.4.
5. All other loans and all leases	RCFDK183	0	13.a.5.

1.	Report only highest level URLs (for example, report www.examplebank.biz, but do not also report www.examplebank.biz/checking). Report each top level domain name used (for example, report both www.examplebank.biz and www.examplebank.net).

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	50

Dollar amounts in thousands
b. Other real estate owned (included in Schedule RC, item 7):			13.b.
1. Construction, land development, and other land in domestic offices	RCONK187	0	13.b.1.
2. Farmland in domestic offices	RCONK188	0	13.b.2.
3. 1-4 family residential properties in domestic offices	RCONK189	0	13.b.3.
4. Multifamily (5 or more) residential properties in domestic offices	RCONK190	0	13.b.4.
5. Nonfarm nonresidential properties in domestic offices	RCONK191	0	13.b.5.
6. In foreign offices	RCFNK260	0	13.b.6.
7. Portion of covered other real estate owned included in items 13.b.(1) through (6) above that is protected by FDIC loss-sharing agreements	RCFDK192	0	13.b.7.
c. Debt securities (included in Schedule RC, items 2.a and 2.b)	RCFDJ461	0	13.c.
d. Other assets (exclude FDIC loss-sharing indemnification assets)	RCFDJ462	0	13.d.
Items 14.a and 14.b are to be completed annually in the December report only.			14.
14. Captive insurance and reinsurance subsidiaries:
a. Total assets of captive insurance subsidiaries[2]	RCFDK193	NR	14.a.
b. Total assets of captive reinsurance subsidiaries[2]	RCFDK194	NR	14.b.
Item 15 is to be completed by institutions that are required or have elected to be treated as a Qualified Thrift Lender.			15.
15. Qualified Thrift Lender (QTL) test:
a. Does the institution use the Home Owners' Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2)
	RCONL133	NR	15.a.
b. Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for its most recent taxable year, as applicable?	RCONL135	NR	15.b.
Item 16.a and, if appropriate, items 16.b.(1) through 16.b.(3) are to be completed annually in the December report only.			16.
16. International remittance transfers offered to consumers:[1]
a. Estimated number of international remittance transfers provided by your institution during the calendar year ending on the report date	RCONN523	NR	16.a.
Items 16.b.(1) through 16.b.(3) are to be completed by institutions that reported 501 or more international remittance transfers in item 16.a in either or both of the current report or the most recent prior report in which item 16.a was required to be completed.
			16.b.
b. Estimated dollar value of remittance transfers provided by your institution and usage of regulatory exceptions during the calendar year ending on the report date:
1. Estimated dollar value of international remittance transfers	RCONN524	NR	16.b.1.
2. Estimated number of international remittance transfers for which your institution applied the permanent exchange rate exception	RCONMM07	NR	16.b.2.
3. Estimated number of international remittance transfers for which your institution applied the permanent covered third-party fee exception	RCONMQ52	NR	16.b.3.
17. U.S. Small Business Administration Paycheck Protection Program (PPP) loans and the Federal Reserve PPP Liquidity Facility (PPPLF):[3]			17.
a. Number of PPP loans outstanding	RCONLG26	61	17.a.
b. Outstanding balance of PPP loans	RCONLG27	17,801	17.b.
c. Outstanding balance of PPP loans pledged to the PPPLF	RCONLG28	0	17.c.
d. Outstanding balance of borrowings from Federal Reserve Banks under the PPPLF with a remaining maturity of:			17.d.
1. One year or less	RCONLL59	0	17.d.1.
2. More than one year	RCONLL60	0	17.d.2.
e. Quarterly average amount of PPP loans pledged to the PPPLF and excluded from "Total assets for the leverage ratio" reported in Schedule RC-R, Part I, item 30	RCONLL57	0	17.e.
18. Money Market Mutual Fund Liquidity Facility (MMLF):			18.
a. Outstanding balance of assets purchased under the MMLF	RCONLL61	0	18.a.
b. Quarterly average amount of assets purchased under the MMLF and excluded from "Total assets for the leverage ratio" reported in Schedule RC-R, Part I, item 30	RCONLL58	0	18.b.
(TE01N528) http://www.us.hsbc.com/

2.	Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank.
1.	Report information about international electronic transfers of funds offered to consumers in the United States that: (a) are "remittance transfers" as defined by subpart B of Regulation E (12 CFR § 1005.30(e)), or (b) would qualify as "remittance transfers" under subpart B of Regulation E (12 CFR § 1005.30(e)) but are excluded from that definition only because the provider is not providing those transfers in the normal course of its business. See 12 CFR § 1005.30(f). For purposes of this item 16, such trans
3.	Paycheck Protection Program (PPP) covered loans as defined in sections 7(a)(36) and 7(a)(37) of the Small Business Act (15 U.S.C. 636(a)(36) and (37)).The PPP was established by Section 1102 of the 2020 Coronavirus Aid, Relief, and Economic Security Act.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	51
(TEXT4087) https://www.about.us.hsbc.com/hsbc-in-the-usa

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	52
Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets(Form Type - 031)

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual

1. Loans secured by real estate:							1.
a. Construction, land development, and other land loans in domestic offices:							1.a.
1. 1-4 family residential construction loans	RCONF172	0	RCONF174	0	RCONF176	0	1.a.1.
2. Other construction loans and all land development and other land loans	RCONF173	0	RCONF175	0	RCONF177	0	1.a.2.
b. Secured by farmland in domestic offices	RCON3493	0	RCON3494	0	RCON3495	0	1.b.
c. Secured by 1-4 family residential properties in domestic offices:							1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398	831	RCON5399	0	RCON5400	9,656	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:							1.c.2.
a. Secured by first liens	RCONC236	143,585	RCONC237	0	RCONC229	201,473	1.c.2.a.
b. Secured by junior liens	RCONC238	11	RCONC239	0	RCONC230	1,227	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties in domestic offices	RCON3499	0	RCON3500	0	RCON3501	63,449	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:							1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONF178	912	RCONF180	0	RCONF182	1,928	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONF179	168,151	RCONF181	0	RCONF183	41,267	1.e.2.
f. In foreign offices	RCFNB572	0	RCFNB573	0	RCFNB574	0	1.f.
2. Loans to depository institutions and acceptances of other banks:							2.
a. To U.S. banks and other U.S. depository institutions	RCFD5377	0	RCFD5378	0	RCFD5379	0	2.a.
b. To foreign banks	RCFD5380	0	RCFD5381	0	RCFD5382	0	2.b.
3. Loans to finance agricultural production and other loans to farmers	RCFD1594	0	RCFD1597	0	RCFD1583	6	3.
4. Commercial and industrial loans:							4.
a. To U.S. addressees (domicile)	RCFD1251	167,161	RCFD1252	653	RCFD1253	183,411	4.a.
b. To non-U.S. addressees (domicile)	RCFD1254	13,284	RCFD1255	0	RCFD1256	23,596	4.b.
5. Loans to individuals for household, family, and other personal expenditures:							5.
a. Credit cards	RCFDB575	1,857	RCFDB576	2,828	RCFDB577	0	5.a.
b. Automobile loans	RCFDK213	0	RCFDK214	0	RCFDK215	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK216	3,458	RCFDK217	377	RCFDK218	894	5.c.
6. Loans to foreign governments and official institutions	RCFD5389	0	RCFD5390	0	RCFD5391	1	6.
7. All other loans	RCFD5459	147,283	RCFD5460	544	RCFD5461	27,909	7.
8. Lease financing receivables:							8.
a. Leases to individuals for household, family, and other personal expenditures	RCFDF166	0	RCFDF167	0	RCFDF168	0	8.a.
b. All other leases	RCFDF169	0	RCFDF170	0	RCFDF171	0	8.b.
9. Total loans and leases (sum of items 1 through 8.b)	RCFD1406	646,533	RCFD1407	4,402	RCFD1403	554,817	9.
10. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCFD3505	0	RCFD3506	0	RCFD3507	0	10.
11. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC:	RCFDK036	1,034	RCFDK037	0	RCFDK038	961	11.
a. Guaranteed portion of loans and leases included in item 11 above, excluding rebooked "GNMA loans"	RCFDK039	1,003	RCFDK040	0	RCFDK041	818	11.a.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	53

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 11 above	RCFDK042	0	RCFDK043	0	RCFDK044	0	11.b.
12. Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:							12.
a. Loans secured by real estate in domestic offices:							12.a.
1. Construction, land development, and other land loans:							12.a.1.
a. 1-4 family residential construction loans	RCONK045	0	RCONK046	0	RCONK047	0	12.a.1.a.
b. Other construction loans and all land development and other land loans	RCONK048	0	RCONK049	0	RCONK050	0	12.a.1.b.
2. Secured by farmland	RCONK051	0	RCONK052	0	RCONK053	0	12.a.2.
3. Secured by 1-4 family residential properties:							12.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK054	0	RCONK055	0	RCONK056	0	12.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:							12.a.3.b.
1. Secured by first liens	RCONK057	0	RCONK058	0	RCONK059	0	12.a.3.b.1.
2. Secured by junior liens	RCONK060	0	RCONK061	0	RCONK062	0	12.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONK063	0	RCONK064	0	RCONK065	0	12.a.4.
5. Secured by nonfarm nonresidential properties:							12.a.5.
a. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK066	0	RCONK067	0	RCONK068	0	12.a.5.a.
b. Loans secured by other nonfarm nonresidential properties	RCONK069	0	RCONK070	0	RCONK071	0	12.a.5.b.
b. Not applicable							12.b.
c. Not applicable							12.c.
d. Not applicable							12.d.
e. All other loans and all leases	RCFDK087	0	RCFDK088	0	RCFDK089	0	12.e.
f. Portion of covered loans and leases included in items 12.a through 12.e above that is protected by FDIC loss-sharing agreements	RCFDK102	0	RCFDK103	0	RCFDK104	0	12.f.
1. Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part 1, Memorandum item 1):							M.1.
a. Construction, land development, and other land loans in domestic offices:							M.1.a.
1. 1-4 family residential construction loans	RCONK105	0	RCONK106	0	RCONK107	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK108	0	RCONK109	0	RCONK110	0	M.1.a.2.
b. Loans secured by 1-4 family residential properties in domestic offices..	RCONF661	150	RCONF662	0	RCONF663	0	M.1.b.
c. Secured by multifamily (5 or more) residential properties in domestic offices	RCONK111	0	RCONK112	0	RCONK113	63,449	M.1.c.
d. Secured by nonfarm nonresidential properties in domestic offices:							M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK114	0	RCONK115	0	RCONK116	483	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK117	0	RCONK118	0	RCONK119	0	M.1.d.2.
e. Commercial and industrial loans:							M.1.e.
1. To U.S. addressees (domicile)	RCFDK120	0	RCFDK121	0	RCFDK122	23,104	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCFDK123	0	RCFDK124	0	RCFDK125	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCFDK126	97	RCFDK127	175	RCFDK128	0	M.1.f.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	54

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are past due 30 days or more or in nonaccrual status (sum of Memorandum items 1.a through 1.f, columns A through C): 1. Loans secured by farmland in domestic offices	RCONK130	0	RCONK131	0	RCONK132	0	M.1.f.1.
2. Not applicable							M.1.f.2.
3. Loans to finance agricultural production and other loans to farmers	RCFDK138	0	RCFDK139	0	RCFDK140	0	M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:							M.1.f.4.
a. Credit cards	RCFDK274	0	RCFDK275	0	RCFDK276	0	M.1.f.4.a.
b. Automobile loans	RCFDK277	0	RCFDK278	0	RCFDK279	0	M.1.f.4.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK280	0	RCFDK281	0	RCFDK282	0	M.1.f.4.c.
g. Total loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above and not reported in Schedule RC-C, Part I, Memorandum item 1 (sum of items Memorandum item 1.a.(1) through Memorandum item 1.f)[1]	RCFDHK26	247	RCFDHK27	175	RCFDHK28	87,036	M.1.g.
2.Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	RCFD6558	0	RCFD6559	0	RCFD6560	0	M.2.
3.Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	RCFD1248	19,312	RCFD1249	0	RCFD1250	10,909	M.3.
4.Not applicable							M.4.
5.Loans and leases held for sale (included in Schedule RC-N, items 1 through 8,above)	RCFDC240	0	RCFDC241	0	RCFDC226	22,960	M.5.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more

6. Derivative contracts: Fair value of amounts carried as assets	RCFD3529	9,255	RCFD3530	5,379	M.6.

Dollar amounts in thousands

Memorandum items 7, 8, 9.a, and 9.b are to be completed semiannually in the June and December reports only. 7. Additions to nonaccrual assets during the previous six months	RCFDC410	257,013	M.7.
8. Nonaccrual assets sold during the previous six months	RCFDC411	0	M.8.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual

9. Purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Stament of Position 03-3):[2]							M.9.
a.Outstanding balance	RCFDL183	NR	RCFDL184	NR	RCFDL185	NR	M.9.a.
b. Amount included in Schedule RC-N, items 1 through 7, above	RCFDL186	NR	RCFDL187	NR	RCFDL188	NR	M.9.b

1.	Exclude amounts reported in Memorandum items 1.f.(1) through 1.f.(4) when calculating the total in Memorandum item 1.g.
2.	Memorandum items 9.a and 9.b should be completed only by institutions that have not yet adopted ASU 2016-13.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	55
Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments(Form Type - 031)
All FDIC-insured depository institutions must complete items 1 through 9, 10, and 11, Memorandum item 1, and, if applicable, item 9.a, Memorandum items 2, 3, and 6 through 18 each quarter. Unless otherwise indicated, complete items 1 through 11 and Memorandum items 1 through 3 on an "unconsolidated single FDIC certificate number basis" (see instructions) and complete Memorandum items 6 through 18 on a fully consolidated basis.

Dollar amounts in thousands
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDF236	142,773,284	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions (including foreign deposits)	RCFDF237	6,366,787	2.
3. Total foreign deposits, including interest accrued and unpaid thereon (included in item 2 above)	RCFNF234	6,366,787	3.
4. Average consolidated total assets for the calendar quarter	RCFDK652	165,860,842	4.
a. Averaging method used (for daily averaging, enter 1; for weekly averaging, enter 2)	RCFDK653	1	4.a.
5. Average tangible equity for the calendar quarter[1]	RCFDK654	18,109,529	5.
6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions	RCFDK655	0	6.
7. Unsecured "Other borrowings" with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):			7.
a. One year or less	RCFDG465	1,401,699	7.a.
b. Over one year through three years	RCFDG466	2,730	7.b.
c. Over three years through five years	RCFDG467	140,875	7.c.
d. Over five years	RCFDG468	315,414	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):			8.
a. One year or less	RCFDG469	0	8.a.
b. Over one year through three years	RCFDG470	0	8.b.
c. Over three years through five years	RCFDG471	0	8.c.
d. Over five years	RCFDG472	1,422,793	8.d.
9. Brokered reciprocal deposits (included in Schedule RC-E, Part I, Memorandum item 1.b)	RCONG803	0	9.
Item 9.a is to be completed on a fully consolidated basis by all institutions that own another insured depository institution.	RCONL190	NR	9.a.
a. Fully consolidated brokered reciprocal deposits
10. Banker's bank certification: Does the reporting institution meet both the statutory definition of a banker's bank and the business conduct test set forth in FDIC regulations? If the answer to item 10 is "YES," complete items 10.a and 10.b	RCFDK656	No	10.
If the answer to item 10 is "YES," complete items 10.a and 10.b.	RCFDK657	NR	10.a.
a. Banker's bank deduction
b. Banker's bank deduction limit	RCFDK658	NR	10.b.
11. Custodial bank certification: Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations? If the answer to item 11 is "YES," complete items 11.a and 11.b	RCFDK659	Yes	11.
If the answer to item 11 is "YES," complete items 11.a and 11.b.	RCFDK660	66,675,579	11.a.
a. Custodial bank deduction
b. Custodial bank deduction limit	RCFDK661	2,339,388	11.b.
1. Total deposit liabilities of the bank (including related interest accrued and unpaid) less allowable exclusions (including related interest accrued and unpaid) (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):			M.1.
a. Deposit accounts (excluding retirement accounts) of $250,000 or less:[1]			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF049	32,017,869	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	498,010	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $250,000:[1]			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF051	104,388,628	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	29,317	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:[1]			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	0	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	0	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:[1]			M.1.d.

1.
See instructions for averaging methods. For deposit insurance assessment purposes, tangible equity is defined as Tier 1 capital as set forth in the banking agencies' regulatory capital standards and reported in Schedule RC-R, Part I, item 26, except as described in the instructions.

1.	The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	56

Dollar amounts in thousands

1. Amount of retirement deposit accounts of more than $250,000	RCONF047	0	M.1.d.1.
2. Number of retirement deposit accounts of more than $250,000	RCONF048	0	M.1.d.2.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. 2. Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions, including related interest accrued and unpaid (see instructions)[3]	RCON5597	97,059,378	M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:			M.3.
a. Legal title	TEXTA545	NR	M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.
4. Dually payable deposits in the reporting institution's foreign branches	RCFNGW43	0	M.4.
Memorandum items 5 through 12 are to be completed by "large institutions" and "highly complex institutions" as defined in FDIC regulations.	RCFDMW53	0	M.5.
5. Applicable portion of the CECL transitional amount or modified CECL transitional amount that has been added to retained earnings for regulatory capital purposes as of the current report date and is attributable to loans and leases held for investment

6. Criticized and classified items:			M.6.
a. Special mention	RCFDK663	CONF	M.6.a.
b. Substandard	RCFDK664	CONF	M.6.b.
c. Doubtful	RCFDK665	CONF	M.6.c.
d. Loss	RCFDK666	CONF	M.6.d.
7. "Nontraditional 1-4 family residential mortgage loans" as defined for assessment purposes only in FDIC regulations:			M.7.
a. Nontraditional 1-4 family residential mortgage loans	RCFDN025	CONF	M.7.a.
b. Securitizations of nontraditional 1-4 family residential mortgage loans	RCFDN026	CONF	M.7.b.
8. "Higher-risk consumer loans" as defined for assessment purposes only in FDIC regulations:			M.8.
a. Higher-risk consumer loans	RCFDN027	CONF	M.8.a.
b. Securitizations of higher-risk consumer loans	RCFDN028	CONF	M.8.b.
9. "Higher-risk commercial and industrial loans and securities" as defined for assessment purposes only in FDIC regulations:			M.9.
a. Higher-risk commercial and industrial loans and securities	RCFDN029	CONF	M.9.a.
b. Securitizations of higher-risk commercial and industrial loans and securities	RCFDN030	CONF	M.9.b.
10. Commitments to fund construction, land development, and other land loans secured by real estate for the consolidated bank:			M.10.
a. Total unfunded commitments	RCFDK676	163,651	M.10.a.
b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	RCFDK677	0	M.10.b.
11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)	RCFDK669	0	M.11.
12. Nonbrokered time deposits of more than $250,000 in domestic offices (included in Schedule RC-E, Memorandum item 2.d)	RCONK678	13,329,842	M.12.
Memorandum item 13.a is to be completed by "large institutions" and "highly complex institutions" as defined in FDIC regulations.
Memorandum items 13.b through 13.h are to be completed by "large institutions" only.
13. Portion of funded loans and securities in domestic and foreign offices guaranteed or insured by the U.S. government (including FDIC loss-sharing agreements):
			M.13.
a. Construction, land development, and other land loans secured by real estate	RCFDN177	0	M.13.a.
b. Loans secured by multifamily residential and nonfarm nonresidential properties	RCFDN178	0	M.13.b.
c. Closed-end loans secured by first liens on 1-4 family residential properties	RCFDN179	521	M.13.c.
d. Closed-end loans secured by junior liens on 1-4 family residential properties and revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFDN180	0	M.13.d.
e. Commercial and industrial loans	RCFDN181	0	M.13.e.
f. Credit card loans to individuals for household, family, and other personal expenditures	RCFDN182	0	M.13.f.
g. All other loans to individuals for household, family, and other personal expenditures	RCFDN183	28,818	M.13.g.
h. Non-agency residential mortgage-backed securities	RCFDM963	0	M.13.h.
Memorandum items 14 and 15 are to be completed by "highly complex institutions" as defined in FDIC regulations. 14. Amount of the institution's largest counterparty exposure	RCFDK673	CONF	M.14.
15. Total amount of the institution's 20 largest counterparty exposures	RCFDK674	CONF	M.15.

3.	Uninsured deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	57

Dollar amounts in thousands

Memorandum item 16 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. 16. Portion of loans restructured in troubled debt restructurings that are in compliance with their modified terms and are guaranteed or insured by the U.S. government (including the FDIC) (included in Schedule RC-C, part I, Memorandum item 1)	RCFDL189	0	M.16.
Memorandum item 17 is to be completed on a fully consolidated basis by those “large institutions” and “highly complex institutions” as defined in FDIC regulations that own another insured depository institution.
17. Selected fully consolidated data for deposit insurance assessment purposes:
M.17.
a. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDL194	NR	M.17.a.
b. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions (including foreign deposits)	RCFDL195	NR	M.17.b.
c. Unsecured "Other borrowings" with a remaining maturity of one year or less	RCFDL196	NR	M.17.c.
d. Estimated amount of uninsured deposits in domestic offices of the institution and in insured branches in Puerto Rico and U.S. territories and possessions, including related interest accrued and unpaid
	RCONL197	NR	M.17.d.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	58

Dollar amounts in thousands	(Column A) Two-Year Probability of Default (PD) <= 1%	(Column B) Two-Year Probability of Default (PD) 1.01–4%	(Column C) Two-Year Probability of Default (PD) 4.01–7%	(Column D) Two-Year Probability of Default (PD) 7.01–10%	(Column E) Two-Year Probability of Default (PD) 10.01–14%	(Column F) Two-Year Probability of Default (PD) 14.01–16%	(Column G) Two-Year Probability of Default (PD) 16.01–18%	(Column H) Two-Year Probability of Default (PD) 18.01–20%	(Column I) Two-Year Probability of Default (PD) 20.01–22%	(Column J) Two-Year Probability of Default (PD) 22.01–26%	(Column K) Two-Year Probability of Default (PD) 26.01–30%	(Column L) Two-Year Probability of Default (PD) > 30%	(Column M) Two-Year Probability of Default (PD) Unscoreable	(Column N) Two-Year Probability of Default (PD) Total	(Column O) PDs Were Derived Using
18. Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default:																M.18.
a. "Nontraditional 1-4 family residential mortgage loans" as defined for assessment purposes only in FDIC regulations	RCFDM964	RCFDM965	RCFDM966	RCFDM967	RCFDM968	RCFDM969	RCFDM970	RCFDM971	RCFDM972	RCFDM973	RCFDM974	RCFDM975	RCFDM976	RCFDM977	RCFDM978	M.18.a.
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF
b. Closed-end loans secured by first liens on 1-4 family residential properties	RCFDM979	RCFDM980	RCFDM981	RCFDM982	RCFDM983	RCFDM984	RCFDM985	RCFDM986	RCFDM987	RCFDM988	RCFDM989	RCFDM990	RCFDM991	RCFDM992	RCFDM993	M.18.b.
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF
c. Closed-end loans secured by junior liens on 1-4 family residential properties	RCFDM994	RCFDM995	RCFDM996	RCFDM997	RCFDM998	RCFDM999	RCFDN001	RCFDN002	RCFDN003	RCFDN004	RCFDN005	RCFDN006	RCFDN007	RCFDN008	RCFDN009	M.18.c.
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF
d. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFDN010	RCFDN011	RCFDN012	RCFDN013	RCFDN014	RCFDN015	RCFDN016	RCFDN017	RCFDN018	RCFDN019	RCFDN020	RCFDN021	RCFDN022	RCFDN023	RCFDN024	M.18.d.
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF
e. Credit cards	RCFDN040	RCFDN041	RCFDN042	RCFDN043	RCFDN044	RCFDN045	RCFDN046	RCFDN047	RCFDN048	RCFDN049	RCFDN050	RCFDN051	RCFDN052	RCFDN053	RCFDN054	M.18.e.
	CONF	CONF	CONF	CONF	CONF	CONF	CONF		CONF	CONF	CONF	CONF	CONF	CONF	CONF
f. Automobile loans	RCFDN055	RCFDN056	RCFDN057	RCFDN058	RCFDN059	RCFDN060	RCFDN061	RCFDN062	RCFDN063	RCFDN064	RCFDN065	RCFDN066	RCFDN067	RCFDN068	RCFDN069	M.18.f.
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF
g. Student loans	RCFDN070	RCFDN071	RCFDN072	RCFDN073	RCFDN074	RCFDN075	RCFDN076	RCFDN077	RCFDN078	RCFDN079	RCFDN080	RCFDN081	RCFDN082	RCFDN083	RCFDN084	M.18.g.
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF
h. Other consumer loans and revolving credit plans other than credit cards	RCFDN085	RCFDN086	RCFDN087	RCFDN088	RCFDN089	RCFDN090	RCFDN091	RCFDN092	RCFDN093	RCFDN094	RCFDN095	RCFDN096	RCFDN097	RCFDN098	RCFDN099	M.18.h.
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF
i. Consumer leases	RCFDN100	RCFDN101	RCFDN102	RCFDN103	RCFDN104	RCFDN105	RCFDN106	RCFDN107	RCFDN108	RCFDN109	RCFDN110	RCFDN111	RCFDN112	RCFDN113	RCFDN114	M.18.i.
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF
j. Total	RCFDN115	RCFDN116	RCFDN117	RCFDN118	RCFDN119	RCFDN120	RCFDN121	RCFDN122	RCFDN123	RCFDN124	RCFDN125	RCFDN126	RCFDN127	RCFDN128		M.18.j.
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	59
Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities in Domestic Offices(Form Type - 031)
Schedule RC-P is to be completed by banks at which either 1-4 family residential mortgage loan originations and purchases for resale from all sources, loan sales, or quarter-end loans held for sale or trading in domestic offices exceed $10 million for two consecutive quarters.

Dollar amounts in thousands

1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale [1]	RCONHT81	2,480	1.
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale [2]	RCONHT82	NR	2.
3. 1-4 family residential mortgage loans sold during the quarter	RCONFT04	3,447	3.
4. 1-4 family residential mortgage loans held for sale or trading at quarter-end (included in Schedule RC, items 4.a and 5)	RCONFT05	394	4.
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.c, 5.f, 5.g, and 5.i)	RIADHT85	-8,807	5.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter	RCONHT86	0	6.
7. Representation and warranty reserves for 1-4 family residential mortgage loans sold:			7.
a. For representations and warranties made to U.S. government agencies and government-sponsored agencies..	RCONL191	CONF	7.a.
b. For representations and warranties made to other parties	RCONL192	CONF	7.b.
c. Total representation and warranty reserves (sum of items 7.a and 7.b)	RCONM288	4,370	7.c.
Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis(Form Type - 031)
Schedule RC-Q is to be completed by banks that:
(1) Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or
(2) Are required to complete Schedule RC-D, Trading Assets and Liabilities.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
1. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading [1]	RCFDJA36	RCFDG474	RCFDG475	RCFDG476	RCFDG477	1.
	26,377,389	0	9,778,160	16,494,421	104,808
2. Federal funds sold and securities purchased under agreements to resell	RCFDG478	RCFDG479	RCFDG480	RCFDG481	RCFDG482	2.
	0	0	0	0	0
	RCFDG483	RCFDG484	RCFDG485	RCFDG486	RCFDG487	3.
3. Loans and leases held for sale	271,921	0	0	268,627	3,294
	RCFDG488	RCFDG489	RCFDG490	RCFDG491	RCFDG492	4.
4. Loans and leases held for investment	17,122	0	0	17,122	0
5. Trading assets:						5.
a. Derivative assets	RCFD3543	RCFDG493	RCFDG494	RCFDG495	RCFDG496	5.a.
	1,317,863	17,097,311	11,523	18,296,973	106,678
b. Other trading assets	RCFDG497	RCFDG498	RCFDG499	RCFDG500	RCFDG501	5.b.
	18,171,234	0	14,700,887	3,470,347	0
1. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	RCFDF240	RCFDF684	RCFDF692	RCFDF241	RCFDF242	5.b.1
	0	0	0	0	0
6. All other assets	RCFDG391	RCFDG392	RCFDG395	RCFDG396	RCFDG804	6.
	122,962	62,271	0	164,214	21,019
7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)	RCFDG502	RCFDG503	RCFDG504	RCFDG505	RCFDG506	7.
	46,278,491	17,159,582	24,490,570	38,711,704	235,799

1.	Exclude originations and purchases of 1–4 family residential mortgage loans that are held for investment.
1.	The amount reported in item 1, column A, must equal the sum of Schedule RC, items 2.b and 2.c.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	60

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
8. Deposits	RCFDF252	RCFDF686	RCFDF694	RCFDF253	RCFDF254	8.
	1,352,449	0	0	1,111,451	240,998
9. Federal funds purchased and securities sold under agreements to repurchase	RCFDG507	RCFDG508	RCFDG509	RCFDG510	RCFDG511	9.
	0	0	0	0	0
10. Trading liabilities:						10.
a. Derivative liabilities	RCFD3547	RCFDG512	RCFDG513	RCFDG514	RCFDG515	10.a.
	1,433,316	15,343,341	10,946	16,657,638	108,073
b. Other trading liabilities	RCFDG516	RCFDG517	RCFDG518	RCFDG519	RCFDG520	10.b.
	1,266,540	0	1,266,540	0	0
11. Other borrowed money	RCFDG521	RCFDG522	RCFDG523	RCFDG524	RCFDG525	11.
	426,581	0	0	130,552	296,029
12. Subordinated notes and debentures	RCFDG526	RCFDG527	RCFDG528	RCFDG529	RCFDG530	12.
	730,314	0	0	730,314	0
13. All other liabilities	RCFDG805	RCFDG806	RCFDG807	RCFDG808	RCFDG809	13.
	118,683	25,237	0	143,893	27
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	RCFDG531	RCFDG532	RCFDG533	RCFDG534	RCFDG535	14.
	5,327,883	15,368,578	1,277,486	18,773,848	645,127
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $100,000 and exceed 25% of item 6):						M.1.
a. Mortgage servicing assets	RCFDG536	RCFDG537	RCFDG538	RCFDG539	RCFDG540	M.1.a.
	0	0	0	0	0

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	61

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
b. Nontrading derivative assets	RCFDG541	RCFDG542	RCFDG543	RCFDG544	RCFDG545	M.1.b.
	115,962	62,271	0	157,214	21,019

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:			M.1.C.
1. Describe component	TEXTG546	NR	M.1.C.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG546	RCFDG547	RCFDG548	RCFDG549	RCFDG550	M.1.c.2.
	0	0	0	0	0

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:			M.1.d.
1. Describe component	TEXTG551	NR	M.1.d.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG551	RCFDG552	RCFDG553	RCFDG554	RCFDG555	M.1.d.2.
	0	0	0	0	0

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:			M.1.e.
1. Describe component	TEXTG556	NR	M.1.e.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG556	RCFDG557	RCFDG558	RCFDG559	RCFDG560	M.1.e.2.
	0	0	0	0	0

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:			M.1.f.
1. Describe component	TEXTG561	NR	M.1.f.1.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	62

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG561	RCFDG562	RCFDG563	RCFDG564	RCFDG565	M.1.f.2.
	0	0	0	0	0
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $100,000 and exceed 25% of item 13):						M.2.
a. Loan commitments (not accounted for as derivatives)	RCFDF261	RCFDF689	RCFDF697	RCFDF262	RCFDF263	M.2.a.
	0	0	0	0	0
b. Nontrading derivative liabilities	RCFDG566	RCFDG567	RCFDG568	RCFDG569	RCFDG570	M.2.b.
	118,683	25,237	0	143,893	27

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:			M.2.c.
1. Describe component	TEXTG571	NR	M.2.c.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG571	RCFDG572	RCFDG573	RCFDG574	RCFDG575	M.2.c.2.
	0	0	0	0	0

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:			M.2.d.
1. Describe component	TEXTG576	NR	M.2.d.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG576	RCFDG577	RCFDG578	RCFDG579	RCFDG580	M.2.d.2.
	0	0	0	0	0

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:			M.2.e.
1. Describe component	TEXTG581	NR	M.2.e.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG581	RCFDG582	RCFDG583	RCFDG584	RCFDG585
	0	0	0	0	0	M.2.e.2.

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:	M.2.f.
1. Describe component	M.2.f.1.
(TEXTG586) NR

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	63

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG586	RCFDG587	RCFDG588	RCFDG589	RCFDG590	M.2.f.2.
	0	0	0	0	0

Dollar amounts in thousands	Consolidated Bank
3. Loans measured at fair value (included in Schedule RC-C, Part I, items 1 through 9):			M.3.
a. Loans secured by real estate:			M.3.a.
1. Secured by 1-4 family residential properties	RCFDHT87	0	M.3.a.1.
2. All other loans secured by real estate	RCFDHT88	0	M.3.a.2.
b. Commercial and industrial loans	RCFDF585	200,621	M.3.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT89	0	M.3.c.
d. Other loans	RCFDF589	71,300	M.3.d.
4. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-Q, Memorandum item 3):			M.4.
a. Loans secured by real estate:			M.4.a.
1. Secured by 1-4 family residential properties	RCFDHT91	0	M.4.a.1.
2. All other loans secured by real estate	RCFDHT92	0	M.4.a.2.
b. Commercial and industrial loans	RCFDF597	207,051	M.4.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT93	0	M.4.c.
d. Other loans	RCFDF601	73,300	M.4.d.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	64
Schedule RC-R Part I - Regulatory Capital Components and Ratios(Form Type - 031)
Part I is to be completed on a consolidated basis.

Dollar amounts in thousands
1. Common stock plus related surplus, net of treasury stock and unearned employee stock ownership plan (ESOP) shares	RCFAP742	13,032,552	1.
2. Retained earnings[1]	RCFAKW00	3,457,825	2.
To be completed only by institutions that have adopted ASU 2016-13: a. Does your institution have a CECL transition election in effect as of the quarter-end report date? (enter "0" for No; enter "1" for Yes with a 3-year CECL transition election; enter "2" for Yes with a 5-year 2020 CECL transition election.)	RCOAJJ29	2	2.a.
3. Accumulated other comprehensive income (AOCI)	RCFAB530	-2,396,469	3.
a. AOCI opt-out election (enter "1" for Yes; enter "0" for No.) (Advanced approaches institutions must enter "0" for No.)	RCOAP838	1	3.a.
4. Common equity tier 1 minority interest includable in common equity tier 1 capital	RCFAP839	0	4.
5. Common equity tier 1 capital before adjustments and deductions (sum of items 1 through 4)	RCFAP840	14,093,908	5.
6. LESS: Goodwill net of associated deferred tax liabilities (DTLs)	RCFAP841	458,000	6.
7. LESS: Intangible assets (other than goodwill and mortgage servicing assets (MSAs)), net of associated DTLs	RCFAP842	0	7.
8. LESS: Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards, net of any related valuation allowances and net of DTLs	RCFAP843	8,148	8.
9. AOCI-related adjustments (items 9.a through 9.e are effective January 1, 2015) (if entered "1" for Yes in item 3.a, complete only items 9.a through 9.e; if entered "0" for No in item 3.a, complete only item 9.f):			9.
a. LESS: Net unrealized gains (losses) on available-for-sale debt securities (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP844	-2,112,124	9.a.
b. Not applicable.			9.b.
c. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP846	-346,644	9.c.
d. LESS: Amounts recorded in AOCI attributed to defined benefit postretirement plans resulting from the initial and subsequent application of the relevant GAAP standards that pertain to such plans (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP847	4,163	9.d.
e. LESS: Net unrealized gains (losses) on held-to-maturity securities that are included in AOCI (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP848	-16,890	9.e.
f. LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relate to the hedging of items that are not recognized at fair value on the balance sheet (if a gain, report as a positive value; if a loss, report as a negative value) (To be completed only by institutions that entered "0" for No in item 3.a)
	RCFAP849	NR	9.f.
10. Other deductions from (additions to) common equity tier 1 capital before threshold-based deductions:			10.
a. LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAQ258	75,026	10.a.
b. LESS: All other deductions from (additions to) common equity tier 1 capital before threshold-based deductions.	RCFAP850	8,412	10.b.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	65

Dollar amounts in thousands	(Column A) Non-advanced Approaches Institutions		(Column B) Advanced Approaches Institutions
11. LESS: Non-significant investments in the capital of unconsolidated financial institutions in the form of common stock that exceed the 10 percent threshold for non-significant investments			RCFWP851	NR	11.
12. Subtotal (for column A, item 5 minus items 6 through 10.b; for column B, item 5 minus items 6 through 11)	RCFAP852	16,015,817	RCFWP852	NR	12.
13. Not available					13.
a. LESS: Investments in the capital of unconsolidated financial institutions, net of associated DTLs, that exceed 25 percent of item 12	RCFALB58	0			13.a.
b. LESS: Significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold
			RCFWP853	NR	13.b.
14. Not available					14.
a. LESS: MSAs, net of associated DTLs, that exceed 25 percent of item 12	RCFALB59	0			14.a.
b. LESS: MSAs, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold			RCFWP854	NR	14.b.
15. Not available					15.
a. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed 25 percent of item 12	RCFALB60	0			15.a.
b. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold
			RCFWP855	NR	15.b.
16. LESS: Amount of significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs; MSAs, net of associated DTLs; and DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs; that exceeds the 15 percent common equity tier 1 capital deduction threshold			RCFWP856	NR	16.
17. LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 capital to cover deductions	RCFAP857	0	RCFWP857	NR	17.
18. Total adjustments and deductions for common equity tier 1 capital[3]	RCFAP858	0	RCFWP858	NR	18.
19. Common equity tier 1 capital (item 12 minus item 18)	RCFAP859	16,015,817	RCFWP859	NR	19.

Dollar amounts in thousands
20. Additional tier 1 capital instruments plus related surplus	RCFAP860	1,500,000	20.
21. Non-qualifying capital instruments subject to phase out from additional tier 1 capital	RCFAP861	0	21.
22. Tier 1 minority interest not included in common equity tier 1 capital	RCFAP862	0	22.
23. Additional tier 1 capital before deductions (sum of items 20, 21, and 22)	RCFAP863	1,500,000	23.
24. LESS: Additional tier 1 capital deductions	RCFAP864	0	24.
25. Additional tier 1 capital (greater of item 23 minus item 24, or zero)	RCFAP865	1,500,000	25.
26. Tier 1 capital[1]	RCFA8274	17,515,817	26.
27. Average total consolidated assets[2]	RCFAKW03	165,860,842	27.
28. LESS: Deductions from common equity tier 1 capital and additional tier 1 capital (sum of items 6, 7, 8, 10.b, 13 3 through 15, 17, and certain elements of item 24 - see instructions)[3]	RCFAP875	474,560	28.
29. LESS: Other deductions from (additions to) assets for leverage ratio purposes	RCFAB596	4,163	29.
30. Total assets for the leverage ratio (item 27 minus items 28 and 29)	RCFAA224	165,382,119	30.
31. Leverage ratio (item 26 divided by 30)	RCFA7204	10.5911%	31.
a. Does your institution have a community bank leverage ratio (CBLR) framework election in effect as of the quarter-end report date? (enter "1" for Yes; enter "0" for No)	RCOALE74	0	31.a.
Item 31.b is to be completed only by non-advanced approaches institutions that elect to use the Standardized Approach for Counterparty Credit Risk (SA-CCR) for purposes of the standardized approach and supplementary leverage ratio.	RCOANC99	NR	31.b.
b. Standardized Approach for Counterparty Credit Risk opt-in election (enter "1" for Yes; leave blank for No.)[4]

1.	Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in this item.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	66

Dollar amounts in thousands	(Column A) Amount		(Column B) Percentage
	RCFA2170	NR
32. Total assets (Schedule RC, item 12); (must be less than $10 billion)					32.
33. Trading assets and trading liabilities (Schedule RC, sum of items 5 and 15). Report as a dollar amount in Column A and as a percentage of total assets (5% limit) in Column B	RCFAKX77	NR	RCFAKX78	NR	33.
34. Off-balance sheet exposures:					34.
a. Unused portion of conditionally cancellable commitments	RCFAKX79	NR			34.a.
b. Securities lent and borrowed (Schedule RC-L, sum of items 6.a and 6.b)	RCFAKX80	NR			34.b.
c. Other off-balance sheet exposures	RCFAKX81	NR			34.c.
d. Total off-balance sheet exposures (sum of items 34.a through 34.c). Report as a dollar amount in Column A and as a percentage of total assets (25% limit) in Column B	RCFAKX82	NR	RCFAKX83	NR	34.d.

Dollar amounts in thousands
35. Unconditionally cancellable commitments	RCFAS540	NR	35.
36. Investments in the tier 2 capital of unconsolidated financial institutions	RCFALB61	NR	36.
37. Allocated transfer risk reserve	RCFA3128	NR	37.
38. Amount of allowances for credit losses on purchased credit-deteriorated assets:[1]			38.
a. Loans and leases held for investment	RCFAJJ30	NR	38.a.
b. Held-to-maturity debt securities	RCFAJJ31	NR	38.b.
c. Other financial assets measured at amortized cost	RCFAJJ32	NR	38.c.
39. Tier 2 capital instruments plus related surplus	RCFAP866	1,440,794	39.
40. Non-qualifying capital instruments subject to phase-out from tier 2 capital	RCFAP867	0	40.
41. Total capital minority interest that is not included in tier 1 capital	RCFAP868	0	41.
42. Allowance for loan and lease losses and eligible credit reserves includable in tier 2 capital			42.
a. Allowance for loan and lease losses includable in tier 2 capital[3]	RCFA5310	719,648	42.a.
b. (Advanced approaches institutions that exit parallel run only): Eligible credit reserves includable in tier 2 capital.	RCFW5310	NR	42.b.
43. Not applicable.			43.
44. Tier 2 capital before deductions			44.
a. Tier 2 capital before deductions (sum of items 39 through 42)	RCFAP870	2,160,442	44.a.
b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital before deductions (sum of items 39 through 41, plus item 42.b)	RCFWP870	NR	44.b.
45. LESS: Tier 2 capital deductions	RCFAP872	0	45.
46. Tier 2 capital			46.
a. Tier 2 capital (greater of item 44.a minus item 45, or zero)	RCFA5311	2,160,442	46.a.
b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital (greater of item 44.b minus item 45, or zero)	RCFW5311	NR	46.b.
47. Total capital			47.
a. Total capital (sum of items 26 and 46.a)	RCFA3792	19,676,259	47.a.
b. (Advanced approaches institutions that exit parallel run only): Total capital (sum of items 26 and 46.b)	RCFW3792	NR	47.b.
48. Total risk-weighted assets			48.
a. Total risk-weighted assets (from Schedule RC-R, Part II, item 31)	RCFAA223	99,890,207	48.a.
b. (Advanced approaches institutions that exit parallel run only): Total risk-weighted assets using advanced approaches rule (from FFIEC 101 Schedule A, item 60)	RCFWA223	NR	48.b.

3.	Beginning with the June 30, 2020, report date, all non-advanced approaches institutions should report in item 18, column A, the sum of items 13.a, 14.a, 15.a, and 17, column A; all advanced approaches institutions should report in item 18, column B, the sum of items 13.b, 14.b, 15.b, 16, and 17, column B.
1.	Beginning with the June 30, 2020, report date, all non-advanced approaches institutions should report the sum of item 19, column A, and item 25 in item 26; all advanced approaches institutions should report the sum of item 19, column B, and item 25 in item 26.
2.	Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in item 27.
3.	Beginning with the June 30, 2020, report date, all non-advanced approaches institutions should report in item 28 the sum of items 6, 7, 8, 10.b, 13.a, 14.a, 15.a, 17 (column A), and certain elements of item 24 - see instructions; all advanced approaches institutions should report in item 28, the sum of items 6, 7, 8, 10.b, 11, 13.b, 14.b, 15.b, 16, 17 (column B), and certain elements of item 24 - see instructions.
4.	For the December 31, 2021, report date only, advanced approaches institutions that adopt SA-CCR prior to the mandatory compliance date should enter "1" in item 31.b.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	67

Dollar amounts in thousands	(Column A) Percentage		(Column B) Percentage
49. Common equity tier 1 capital ratio (Column A: item 19, column A or B, as applicable, divided by item 48.a) (Advanced approaches institutions that exit parallel run only: Column B: item 19, column B, divided by item 48.b)	RCFAP793	16.0334%	RCFWP793	NR	49.
50. Tier 1 capital ratio (Column A: item 26 divided by item 48.a) (Advanced approaches institutions that exit parallel run only: Column B: item 26 divided by item 48.b)	RCFA7206	17.5351%	RCFW7206	NR	50.
51. Total capital ratio (Column A: item 47.a divided by item 48.a) (Advanced approaches institutions that exit parallel run only: Column B: item 47.b divided by item 48.b)	RCFA7205	19.6979%	RCFW7205	NR	51.

Dollar amounts in thousands

52. Institution-specific capital buffer necessary to avoid limitations on distributions and discretionary bonus payments:			52.
a. Capital conservation buffer	RCFAH311	11.5334%	52.a.
b. Advanced approaches institutions and institutions subject to Category III capital standards only: Total applicable capital buffer	RCFWH312	NR	52.b.
53. Eligible retained income[1]	RCFAH313	NR	53.
54. Distributions and discretionary bonus payments during the quarter[2]	RCFAH314	NR	54.
55. Advanced approaches institutions and institutions subject to Category III capital standards only: Supplementary leverage ratio information:			55.
a. Total leverage exposure[3]	RCFAH015	NR	55.a.
b. Supplementary leverage ratio	RCFAH036	NR	55.b.

1.	Items 38.a through 38.c should be completed only by institutions that have adopted ASU 2016-13.
3.	Institutions that have adopted ASU 2016-13 should report the amount of adjusted allowances for credit losses (AACL), as defined in the regulatory capital rule, includable in tier 2 capital in item 42.a.
1.	Institutions must complete item 53 only if the amount reported in item 52.a above is less than or equal to 2.5000 percent (plus any other applicable buffer if the institution is an advanced approaches institution or a Category III institution).
2.	Institutions must complete item 54 only if the amount reported in Schedule RC-R, Part I, item 46.a, in the Call Report for the December 31, 2019, report date was less than or equal to 2.5000 percent (plus any other applicable buffer if the institution is an advanced approaches institution or a Category III institution).
3.	Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in item 55.a.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	68
Schedule RC-R Part II - Risk-Weighted Assets(Form Type - 031)
Institutions are required to assign a 100 percent risk weight to all assets not specifically assigned a risk weight under Subpart D of the federal banking agencies' regulatory capital rules and not deducted from tier 1 or tier 2 capital.

Dollar amounts in thousands	(Column A) Totals from Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
	RCFDD957	RCFDS396	RCFDD958				RCFDD959	RCFDS397	RCFDD960	RCFDS398	1.
1. Cash and balances due from depository institutions	30,252,360	0	29,567,588				593,304	3,212	88,256	0
2. Securities:											2.
	RCFDD961	RCFDS399	RCFDD962	RCFDHJ74	RCFDHJ75		RCFDD963	RCFDD964	RCFDD965	RCFDS400	2.a.
a. Held-to-maturity securities[3]	13,427,193	-60	11,993,573	0	0		1,431,329	2,351	0	0
b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading	RCFDJA21	RCFDS402	RCFDD967	RCFDHJ76	RCFDHJ77		RCFDD968	RCFDD969	RCFDD970	RCFDS403	2.b.
	26,364,455	-2,800,755	19,915,920	0	0		9,026,640	0	222,650	0
3. Federal funds sold and securities purchased under agreements to resell:											3.
	RCOND971		RCOND972				RCOND973	RCONS410	RCOND974	RCONS411	3.a.
a. Federal funds sold in domestic offices	0		0				0	0	0	0
	RCFDH171	RCFDH172									3.b.
b. Securities purchased under agreements to resell	12,518,812	12,518,812
4. Loans and leases held for sale:											4.
	RCFDS413	RCFDS414	RCFDH173				RCFDS415	RCFDS416	RCFDS417		4.a.
a. Residential mortgage exposures	394	0	0				0	373	21
	RCFDS419	RCFDS420	RCFDH174				RCFDH175	RCFDH176	RCFDH177	RCFDS421	4.b.
b. High volatility commercial real estate exposures	0	0	0				0	0	0	0
c. Exposures past due 90 days or more or on nonaccrual[3]	RCFDS423	RCFDS424	RCFDS425	RCFDHJ78	RCFDHJ79		RCFDS426	RCFDS427	RCFDS428	RCFDS429	4.c.
	23,639	0	0	0	0		0	0	0	23,639

3.	Institutions that have adopted ASU 2016-13 should report as a negative number allowances eligible for inclusion in tier 2 capital in Column B, which excludes PCD allowances.
3.	For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	69

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount
1. Cash and balances due from depository institutions										1.
2. Securities:										2.
a. Held-to-maturity securities										2.a.
b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading	RCFDH270	RCFDS405		RCFDS406				RCFDH271	RCFDH272	2.b.
	NR	0		0				0	0
3. Federal funds sold and securities purchased under agreements to resell:										3.
a. Federal funds sold in domestic offices										3.a.
b. Securities purchased under agreements to resell										3.b.
4. Loans and leases held for sale:										4
								RCFDH273	RCFDH274	4.a.
a. Residential mortgage exposures								0	0
								RCFDH275	RCFDH276	4.b.
b. High volatility commercial real estate exposures								0	0

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	70

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount

c. Exposures past due 90 days or more or on nonaccrual[6]								RCFDH277	RCFDH278	4.c.
								0	0

Dollar amounts in thousands	(Column A) Totals from Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
4. Loans and leases held for sale (continued):											4.
d. All other exposures	RCFDS431	RCFDS432	RCFDS433	RCFDHJ80	RCFDHJ81		RCFDS434	RCFDS435	RCFDS436	RCFDS437	4.d.
	870,702	0	0	0	0		0	0	870,702	0
5. Loans and leases held for investment:											5.
a. Residential mortgage exposures	RCFDS439	RCFDS440	RCFDH178				RCFDS441	RCFDS442	RCFDS443		5.a.
	17,818,007	0	0				51,604	16,814,175	952,228
b. High volatility commercial real estate exposures	RCFDS445	RCFDS446	RCFDH179				RCFDH180	RCFDH181	RCFDH182	RCFDS447	5.b.
	20,257	0	0				0	0	0	20,257
c. Exposures past due 90 days or more or on nonaccrual[7]	RCFDS449	RCFDS450	RCFDS451	RCFDHJ82	RCFDHJ83		RCFDS452	RCFDS453	RCFDS454	RCFDS455	5.c.
	348,676	0	0	0	0		0	0	0	348,676
d. All other exposures	RCFDS457	RCFDS458	RCFDS459	RCFDHJ84	RCFDHJ85		RCFDS460	RCFDS461	RCFDS462	RCFDS463	5.d.
	34,639,888	0	467,566	0	0		106,936	72,677	33,891,210	101,499
6. LESS: Allowance for loan and lease losses	RCFD3123	RCFD3123									6.
	579,634	579,634
7. Trading assets	RCFDD976	RCFDS466	RCFDD977	RCFDHJ86	RCFDHJ87		RCFDD978	RCFDD979	RCFDD980	RCFDS467	7.
	19,489,097	18,607,707	122,388	0	0		759,002	0	0	0
8. All other assets[8]	RCFDD981	RCFDS469	RCFDD982	RCFDHJ88	RCFDHJ89		RCFDD983	RCFDD984	RCFDD985	RCFDH185	8.
	6,635,141	529,056	1,169,928	0	0		306,771	45,990	2,805,154	6,514
a. Separate account bank-owned life insurance											8.a.
b. Default fund contributions to central counterparties											8.b.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	71

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount

4. Loans and leases held for sale (continued):										4.
d. All other exposures								RCFDH279	RCFDH280	4.d.
								0	0
5. Loans and leases held for investment:										5.
a. Residential mortgage exposures								RCFDH281	RCFDH282	5.a.
								0	0
b. High volatility commercial real estate exposures								RCFDH283	RCFDH284	5.b.
								0	0
c. Exposures past due 90 days or more or on nonaccrual[11]								RCFDH285	RCFDH286	5.c.
								0	0
d. All other exposures								RCFDH287	RCFDH288	5.d.
								0	0
6. LESS: Allowance for loan and lease losses										6.
7. Trading assets	RCFDH289	RCFDH186	RCFDH290	RCFDH187				RCFDH291	RCFDH292	7.
	NR	0	0	0				0	0
8. All other assets[12]	RCFDH293	RCFDH188	RCFDS470	RCFDS47				RCFDH294	RCFDH295	8.
	1,564,824	0	0	0				0	0
a. Separate account bank-owned life insurance								RCFDH296	RCFDH297	8.a.
								206,904	41,381
b. Default fund contributions to central counterparties								RCFDH298	RCFDH299	8.b.
								0	0

6.	For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.
7.
For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

8.
Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

11.
For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

12.
Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	72

Dollar amounts in thousands	(Column A) Totals	(Column B) Adjustments to Totals Reported in Column A	(Column Q) Exposure Amount 1,250%	(Column T) Total Risk-Weighted Asset Amount by Calculation Methodology SSFA	(Column U) Total Risk-Weighted Asset Amount by Calculation Methodology Gross-Up

9. On-balance sheet securitization exposures:						9
a. Held-to-maturity securities	RCFDS475	RCFDS476	RCFDS477	RCFDS478	RCFDS479	9.a.
	629	629	0	402	0
b. Available-for-sale securities	RCFDS480	RCFDS481	RCFDS482	RCFDS483	RCFDS484	9.b.
	12,934	12,879	55	29,131	0
c. Trading assets	RCFDS485	RCFDS486	RCFDS487	RCFDS488	RCFDS489	9.c.
	0	0	0	0	0
d. All other on-balance sheet securitization exposures	RCFDS490	RCFDS491	RCFDS492	RCFDS493	RCFDS494	9.d.
	3,362,118	3,362,118	0	729,125	0
	RCFDS495	RCFDS496	RCFDS497	RCFDS498	RCFDS499	10.
10. Off-balance sheet securitization exposures	2,457,980	2,457,980	0	530,509	0

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	73

Dollar amounts in thousands	(Column A) Totals From Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
	RCFD2170	RCFDS500	RCFDD987	RCFDHJ90	RCFDHJ91		RCFDD988	RCFDD989	RCFDD990	RCFDS503	11.
11. Total balance sheet assets[14]	165,204,668	31,650,752	63,236,963	0	0		12,275,586	16,938,778	38,830,221	500,585

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount
	RCFDS504	RCFDS505	RCFDS506	RCFDS507			RCFDS510	RCFDH300	11.
11. Total balance sheet assets[14]	1,564,824	0	0	0			55	206,904

Dollar amounts in thousands	(Column A) Face, Notional, or Other Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%

12. Financial standby letters of credit	RCFDD991	RCFDD992	RCFDD993	RCFDHJ92	RCFDHJ93		RCFDD994	RCFDD995	RCFDD996	RCFDS511	12.
	6,044,504	6,044,504	1,035,324	0	0		826,070	307,395	3,745,115	130,600
13. Performance standby letters of credit and transaction-related contingent items	RCFDD997	RCFDD998	RCFDD999				RCFDG603	RCFDG604	RCFDG605	RCFDS512	13.
	3,575,221	1,787,611	134,760				375,581	235,863	1,038,169	3,237
14. Commercial and similar letters of credit with an original maturity of one year or less	RCFDG606	RCFDG607	RCFDG608	RCFDHJ94	RCFDHJ95		RCFDG609	RCFDG610	RCFDG611	RCFDS513	14.
	347,563	69,513	4,949	0	0		5,938	2,680	55,946	0
15. Retained recourse on small business obligations sold with recourse	RCFDG612	RCFDG613	RCFDG614				RCFDG615	RCFDG616	RCFDG617	RCFDS514	15.
	0	0	0				0	0	0	0

14.	For each of columns A through R of item 11, report the sum of items 1 through 9. For item 11, the sum of columns B through R must equal column A. Item 11, column A, must equal Schedule RC, item 12.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	74

Dollar amounts in thousands	(Column A) Face, Notional, or Other Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
16. Repo-style transactions[21]	RCFDS515	RCFDS516	RCFDS517	RCFDS518	RCFDS519		RCFDS520	RCFDS521	RCFDS522	RCFDS523	16.
	897,464	897,464	0	373,881	0		271,876	0	251,707	0
17. All other off-balance sheet liabilities	RCFDG618	RCFDG619	RCFDG620				RCFDG621	RCFDG622	RCFDG623	RCFDS524	17.
	0	0	0				0	0	0	0
18. Unused commitments:*											18.
a. Original maturity of one year or less	RCFDS525	RCFDS526	RCFDS527	RCFDHJ96	RCFDHJ97		RCFDS528	RCFDS529	RCFDS530	RCFDS531	18.a.
	13,510,341	2,702,068	323,978	0	0		560,651	121	1,815,840	1,478
b. Original maturity exceeding one year	RCFDG624	RCFDG625	RCFDG626	RCFDHJ98	RCFDHJ99		RCFDG627	RCFDG628	RCFDG629	RCFDS539	18.b.
	65,916,879	32,958,440	50,104	14,477	0		4,267,514	25,280	28,568,751	32,314
19. Unconditionally cancelable commitments	RCFDS540	RCFDS541									19.
	3,980,083	0
		RCFDS542	RCFDS543	RCFDHK00	RCFDHK01	RCFDS544	RCFDS545	RCFDS546	RCFDS547	RCFDS548	20.
20. Over-the-counter derivatives		7,857,881	24,130	0	0	0	3,892,073	547,881	3,376,892	16,905
21. Centrally cleared derivatives		RCFDS549	RCFDS550	RCFDS551	RCFDS552		RCFDS554	RCFDS555	RCFDS556	RCFDS557	21.
		230,896	0	230,896	0		0	0	0	0
22. Unsettled transactions (failed trades)[22]	RCFDH191		RCFDH193				RCFDH194	RCFDH195	RCFDH196	RCFDH197	22.
	35,717		18,863				0	0	0	0

21.	Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent.
*.	Excludes unused commitments to asset-backed commercial paper conduits.
22.	For item 22, the sum of columns C through Q must equal column A.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	75

Dollar amounts in thousands	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Credit Equivalent Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount
				RCFDH301	RCFDH302
16. Repo-style transactions[24]						16.
				0	0
17. All other off-balance sheet liabilities						17.
18. Unused commitments:*						18.
a. Original maturity of one year or less				RCFDH303	RCFDH304	18.a.
				0	0
b. Original maturity exceeding one year				RCFDH307	RCFDH308	18.b.
				0	0
19. Unconditionally cancelable commitments						19.
20. Over-the-counter derivatives				RCFDH309	RCFDH310	20.
				0	0
21. Centrally cleared derivatives						21.
22. Unsettled transactions (failed trades)[25]	RCFDH198	RCFDH199	RCFDH200			22.
	1,985	3,073	11,796

24.	Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent.
*.	Excludes unused commitments to asset-backed commercial paper conduits.
25.	For item 22, the sum of columns C through Q must equal column A.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	76

Dollar amounts in thousands	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)	RCFDG630	RCFDS558	RCFDS559	RCFDS560	RCFDG631	RCFDG632	RCFDG633	RCFDS561	23.
	64,829,071	619,254	0	0	22,475,289	18,057,998	77,682,641	685,119
24. Risk weight factor									24.
25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)	RCFDG634	RCFDS569	RCFDS570	RCFDS571	RCFDG635	RCFDG636	RCFDG637	RCFDS572	25.
	0	12,385	0	0	4,495,058	9,028,999	77,682,641	1,027,679

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%
23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)	RCFDS562	RCFDS563	RCFDS564	RCFDS565	RCFDS566	RCFDS567	RCFDS568	23.
	1,564,824	0	0	0	1,985	3,073	11,851
24. Risk weight factor								24.
25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)	RCFDS573	RCFDS574	RCFDS575	RCFDS576	RCFDS577	RCFDS578	RCFDS579	25.
	3,912,060	0	0	0	12,406	28,809	148,138

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	77

Dollar amounts in thousands
26. Risk-weighted assets base for purposes of calculating the allowance for loan and lease losses 1.25 percent threshold	RCFDS580	97,678,723	26.
27. Standardized market-risk weighted assets (applicable only to banks that are covered by the market risk capital rule)	RCFDS581	2,211,484	27.
28. Risk-weighted assets before deductions for excess allowance of loan and lease losses and allocated risk transfer risk reserve[27]	RCFDB704	99,890,207	28.
29. LESS: Excess allowance for loan and lease losses	RCFDA222	0	29.
30. LESS: Allocated transfer risk reserve	RCFD3128	0	30.
31. Total risk-weighted assets (item 28 minus items 29 and 30)	RCFDG641	99,890,207	31.
1. Current credit exposure across all derivative contracts covered by the regulatory capital rules	RCFDG642	4,593,253	M.1

Dollar amounts in thousands	(Column A) With a remaining maturity of One year or less		(Column B) With a remaining maturity of Over one year through five years		(Column C) With a remaining maturity of Over five years
2. Notional principal amounts of over-the-counter derivative contracts:							M.2.
a. Interest rate	RCFDS582	19,259,065	RCFDS583	24,206,924	RCFDS584	10,250,415	M.2.a.
b. Foreign exchange rate and gold	RCFDS585	1,073,479,578	RCFDS586	60,618,852	RCFDS587	4,051,262	M.2.b.
c. Credit (investment grade reference asset)	RCFDS588	3,220,868	RCFDS589	1,408,565	RCFDS590	0	M.2.c.
d. Credit (non-investment grade reference asset)	RCFDS591	414,260	RCFDS592	188,979	RCFDS593	120,000	M.2.d.
e. Equity	RCFDS594	11,368,431	RCFDS595	2,442,808	RCFDS596	15,819	M.2.e.
f. Precious metals (except gold)	RCFDS597	6,986,110	RCFDS598	485,434	RCFDS599	0	M.2.f.
g. Other	RCFDS600	197,852	RCFDS601	160,108	RCFDS602	0	M.2.g.
3. Notional principal amounts of centrally cleared derivative contracts:							M.3.
a. Interest rate	RCFDS603	68,257,855	RCFDS604	0	RCFDS605	0	M.3.a.
b. Foreign exchange rate and gold	RCFDS606	44,341,204	RCFDS607	0	RCFDS608	0	M.3.b.
c. Credit (investment grade reference asset)	RCFDS609	11,890	RCFDS610	0	RCFDS611	0	M.3.c.
d. Credit (non-investment grade reference asset)	RCFDS612	32,735	RCFDS613	0	RCFDS614	0	M.3.d.
e. Equity	RCFDS615	0	RCFDS616	0	RCFDS617	0	M.3.e.
f. Precious metals (except gold)	RCFDS618	0	RCFDS619	0	RCFDS620	0	M.3.f.
g. Other	RCFDS621	0	RCFDS622	0	RCFDS623	0	M.3.g.

Dollar amounts in thousands
4. Amount of allowances for credit losses on purchased credit-deteriorated assets:[1]			M.4.
a.Loans and leases held for investment	RCFDJJ30	313	M.4.a.
b.Held-to-maturity debt securities	RCFDJJ31	0	M.4.b.
c.Other financial assets measured at amortized cost	RCFDJJ32	0	M.4.c.

27.	Sum of items 2.b through 20, column S; items 9.a, 9.b, 9.c, 9.d, and 10, columns T and U; item 25, columns C through Q; and item 27 (if applicable).
1.	Memorandum items 4.a through 4.c should be completed only by institutions that have adopted ASU 2016-13.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	78
Schedule RC-S - Servicing Securitization and Asset Sale Activities(Form Type - 031)

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets
1.Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCFDB705	RCFDB706	RCFDB707	RCFDB708	RCFDB709	RCFDB710	RCFDB711	1.
	0	0	0	0	0	0	0
2.Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1	RCFDHU09	RCFDHU10	RCFDHU11	RCFDHU12	RCFDHU13	RCFDHU14	RCFDHU15	2.
	0	0	0	0	0	0	0
Item 3 is to be completed by banks with $100 billion or more in total assets	RCFDB726	RCFDB727	RCFDB728	RCFDB729	RCFDB730	RCFDB731	RCFDB732	3.
3.Reporting bank's unused commitments to provide liquidity to structures reported in item 11	0	0	0	0	0	0	0
4.Past due loan amounts included in item 1:								4.
a.30-89 days past due	RCFDB733	RCFDB734	RCFDB735	RCFDB736	RCFDB737	RCFDB738	RCFDB739	4.a.
	0	0	0	0	0	0	0
b.90 days or more past due	RCFDB740	RCFDB741	RCFDB742	RCFDB743	RCFDB744	RCFDB745	RCFDB746	4.b.
	0	0	0	0	0	0	0
5.Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								5
a.Charge-offs	RIADB747	RIADB748	RIADB749	RIADB750	RIADB751	RIADB752	RIADB753	5.a.
	0	0	0	0	0	0	0
b.Recoveries	RIADB754	RIADB755	RIADB756	RIADB757	RIADB758	RIADB759	RIADB760	5.b.
	0	0	0	0	0	0	0
Item 6 is to be completed by banks with $10 billion or more in total assets.		RCFDHU16	RCFDHU17			RCFDHU18		6.
6.Total amount of ownership (or seller's) interest carried as securities or loans [1]		0	0			0
7.Not applicable								7.
8.Not applicable								8.
9.Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions' securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCFDB776			RCFDB779	RCFDB780	RCFDB781	RCFDB782	9.
	0			0	0	0	0
Item 10 is to be completed by banks with $10 billion or more in total assets.	RCFDB783			RCFDB786	RCFDB787	RCFDB788	RCFDB789	10.
10.Reporting bank's unused commitments to provide liquidity to other 1 institutions' securitization structures[1]	0			0	0	0	0
11.Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCFDB790						RCFDB796	11.
	0						0
12.Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCFDB797						RCFDB803	12.
	0						0

1.	The $100 billion asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition.
1.	The $10 billion asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition.
1.	The $10 billion asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	79

Dollar amounts in thousands
1. Not applicable			M.1.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCFDB804	0	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCFDB805	1,835,191	M.2.b.
c. Other financial assets (includes home equity lines)[1]	RCFDA591	1,718,711	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCFDF699	49,539	M.2.d.
Memorandum item 3 is to be completed by banks with $10 billion or more in total assets.			M.3.
3. Asset-backed commercial paper conduits:[2]
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	RCFDB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCFDB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	RCFDB808	0	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCFDB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C2	RCFDC407	0	M.4.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	80
Schedule RC-T - Fiduciary and Related Services(Form Type - 031)

Dollar amounts in thousands
1. Does the institution have fiduciary powers? (If "NO," do not complete Schedule RC-T.)	RCFDA345	Yes	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCFDA346	Yes	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If "NO," do not complete the rest of Schedule RC-T.)	RCFDB867	Yes	3.

Dollar amounts in thousands	(Column A) Managed Assets		(Column B) Non-Managed Assets		(Column C) Number of Managed Accounts		(Column D) Number of Non-Managed Accounts
4. Personal trust and agency accounts	RCFDB868	986,763	RCFDB869	475,105	RCFDB870	357	RCFDB871	75	4.
5. Employee benefit and retirement-related trust and agency accounts:									5.
a. Employee benefit - defined contribution	RCFDB872	0	RCFDB873	0	RCFDB874	0	RCFDB875	0	5.a.
b. Employee benefit - defined benefit	RCFDB876	0	RCFDB877	0	RCFDB878	0	RCFDB879	0	5.b.
c. Other employee benefit and retirement-related accounts	RCFDB880	57,638	RCFDB881	109,919	RCFDB882	80	RCFDB883	40	5.c.
6. Corporate trust and agency accounts	RCFDB884	0	RCFDB885	12,250,419	RCFDC001	0	RCFDC002	1446	6.
7. Investment management and investment advisory agency accounts	RCFDB886	6,240,158	RCFDJ253	0	RCFDB888	1155	RCFDJ254	0	7.
8. Foundation and endowment trust and agency accounts	RCFDJ255	473,462	RCFDJ256	0	RCFDJ257	35	RCFDJ258	0	8.
9. Other fiduciary accounts	RCFDB890	409	RCFDB891	0	RCFDB892	5	RCFDB893	0	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCFDB894	7,758,430	RCFDB895	12,835,443	RCFDB896	1632	RCFDB897	1561	10.
11. Custody and safekeeping accounts			RCFDB898	570,945,922			RCFDB899	2447	11.
12. Fiduciary accounts held in foreign offices (included in items 10 and 11)	RCFNB900	0	RCFNB901	0	RCFNB902	0	RCFNB903	0	12.
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCFDJ259	57,638	RCFDJ260	109,919	RCFDJ261	80	RCFDJ262	40	13.

1.	Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
2.	The $10 billion asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition.
2.
Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	81

Dollar amounts in thousands
14. Personal trust and agency accounts	RIADB904	5,489	14.
15. Employee benefit and retirement-related trust and agency accounts:			15.
a. Employee benefit - defined contribution	RIADB905	0	15.a.
b. Employee benefit - defined benefit	RIADB906	0	15.b.
c. Other employee benefit and retirement-related accounts	RIADB907	0	15.c.
16. Corporate trust and agency accounts	RIADA479	7,283	16.
17. Investment management and investment advisory agency accounts	RIADJ315	11,166	17.
18. Foundation and endowment trust and agency accounts	RIADJ316	0	18.
19. Other fiduciary accounts	RIADA480	0	19.
20. Custody and safekeeping accounts	RIADB909	19,336	20.
21. Other fiduciary and related services income	RIADB910	0	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	RIAD4070	43,274	22.
a. Fiduciary and related services income - foreign offices (included in item 22)	RIADB912	0	22.a.
23. Less: Expenses	RIADC058	NR	23.
24. Less: Net losses from fiduciary and related services	RIADA488	NR	24.
25. Plus: Intracompany income credits for fiduciary and related services	RIADB911	NR	25.
26. Net fiduciary and related services income	RIADA491	NR	26.

Dollar amounts in thousands	(Column A) Personal Trust and Agency and Investment Management Agency Accounts		(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts		(Column C) All Other Accounts
1. Managed assets held in fiduciary accounts:							M.1.
a. Noninterest-bearing deposits	RCFDJ263	NR	RCFDJ264	NR	RCFDJ265	NR	M.1.a.
b. Interest-bearing deposits	RCFDJ266	NR	RCFDJ267	NR	RCFDJ268	NR	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCFDJ269	NR	RCFDJ270	NR	RCFDJ271	NR	M.1.c.
d. State, county, and municipal obligations	RCFDJ272	NR	RCFDJ273	NR	RCFDJ274	NR	M.1.d.
e. Money market mutual funds	RCFDJ275	NR	RCFDJ276	NR	RCFDJ277	NR	M.1.e.
f. Equity mutual funds	RCFDJ278	NR	RCFDJ279	NR	RCFDJ280	NR	M.1.f.
g. Other mutual funds	RCFDJ281	NR	RCFDJ282	NR	RCFDJ283	NR	M.1.g.
h. Common trust funds and collective investment funds	RCFDJ284	NR	RCFDJ285	NR	RCFDJ286	NR	M.1.h.
i. Other short-term obligations	RCFDJ287	NR	RCFDJ288	NR	RCFDJ289	NR	M.1.i.
j. Other notes and bonds	RCFDJ290	NR	RCFDJ291	NR	RCFDJ292	NR	M.1.j.
k. Investments in unregistered funds and private equity investments	RCFDJ293	NR	RCFDJ294	NR	RCFDJ295	NR	M.1.k.
l. Other common and preferred stocks	RCFDJ296	NR	RCFDJ297	NR	RCFDJ298	NR	M.1.l.
m. Real estate mortgages	RCFDJ299	NR	RCFDJ300	NR	RCFDJ301	NR	M.1.m.
n. Real estate	RCFDJ302	NR	RCFDJ303	NR	RCFDJ304	NR	M.1.n.
o. Miscellaneous assets	RCFDJ305	NR	RCFDJ306	NR	RCFDJ307	NR	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	RCFDJ308	NR	RCFDJ309	NR	RCFDJ310	NR	M.1.p.

Dollar amounts in thousands	(Column A) Managed Assets		(Column B) Number of Managed Accounts
q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	RCFDJ311	NR	RCFDJ312	NR	M.1.q.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	82

Dollar amounts in thousands	(Column A) Number of Issues		(Column B) Principal Amount Outstanding
2. Corporate trust and agency accounts:					M.2.
a. Corporate and municipal trusteeships	RCFDB927	NR	RCFDB928	NR	M.2.a.
1. Issues reported in Memorandum item 2.a that are in default	RCFDJ313	NR	RCFDJ314	NR	M.2.a.1.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCFDB929	NR			M.2.b.

Dollar amounts in thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets
Memoranda items 3.a through 3.g are to be completed by banks with collective investment funds and common trust funds with a total market value of $1 billion or more as of the preceding December 31.
3. Collective investment funds and common trust funds:
M.3.
a. Domestic equity	RCFDB931	NR	RCFDB932	NR	M.3.a.
b. International/Global equity	RCFDB933	NR	RCFDB934	NR	M.3.b.
c. Stock/Bond blend	RCFDB935	NR	RCFDB936	NR	M.3.c.
d. Taxable bond	RCFDB937	NR	RCFDB938	NR	M.3.d.
e. Municipal bond	RCFDB939	NR	RCFDB940	NR	M.3.e.
f. Short term investments/Money market	RCFDB941	NR	RCFDB942	NR	M.3.f.
g. Specialty/Other	RCFDB943	NR	RCFDB944	NR	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCFDB945	0	RCFDB946	0	M.3.h.

Dollar amounts in thousands	(Column A) Gross Losses Managed Accounts		(Column B) Gross Losses Non-Managed Accounts		(Column C) Recoveries
4.Fiduciary settlements, surcharges, and other losses:							M.4.
a. Personal trust and agency accounts	RIADB947	NR	RIADB948	NR	RIADB949	NR	M.4.a.
b. Employee benefit and retirement-related trust and agency accounts	RIADB950	NR	RIADB951	NR	RIADB952	NR	M.4.b.
c. Investment management agency accounts	RIADB953	NR	RIADB954	NR	RIADB955	NR	M.4.c.
d. Other fiduciary accounts and related services	RIADB956	NR	RIADB957	NR	RIADB958	NR	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	RIADB959	NR	RIADB960	NR	RIADB961	NR	M.4.e.
Schedule RC-V - Variable Interest Entities(Form Type - 031)

Dollar amounts in thousands	(Column A) Securitization Vehicles		(Column B) Other VIEs
1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:					1.
a. Cash and balances due from depository institutions	RCFDJ981	0	RCFDJF84	0	1.a.
b. Securities not held for trading	RCFDHU20	0	RCFDHU21	0	1.b.
c. Loans and leases held for investment, net of allowance, and held for sale	RCFDHU22	0	RCFDHU23	0	1.c.
d. Other real estate owned	RCFDK009	0	RCFDJF89	0	1.d.
e. Other assets	RCFDJF91	0	RCFDJF90	27,976	1.e.
2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank:					2.
a. Other borrowed money	RCFDJF92	0	RCFDJF85	0	2.a.
b. Other liabilities	RCFDJF93	0	RCFDJF86	26,819	2.b.
3. All other assets of consolidated VIEs (not included in items 1.a. through 1.e above)	RCFDK030	0	RCFDJF87	0	3.
4. All other liabilities of consolidated VIEs (not included in items 2.a through 2.b above)	RCFDK033	0	RCFDJF88	0	4.

Dollar amounts in thousands
5.Total assets of asset-backed commercial paper (ABCP) conduit VIEs	RCFDJF77	0	5.
6.Total liabilities of ABCP conduit VIEs	RCFDJF78	0	6.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 6/30/2023
Last Updated on 8/4/2023	83
Optional Narrative Statement Concerning the Amounts Reported in the Consolidated Reports of Condition and Income(Form Type - 031)

Dollar amounts in thousands
1. Comments?	RCON6979	No	1.
2. Bank Management Statement	TEXT6980	NR	2.